UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Allegheny Technologies Incorporated

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2021 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Our Vision Solving the World's Challenges through Materials Science ATI competes by serving customers in: Strategic Markets Aerospace Defense Diversified Applications Specialty Energy Medical Electronics Materials Science Advanced, Integrated Process Technologies Relentless, Innovative People Our Commitment Creating long-term shareholder value through Relentless Innovation(R)

ATI 2021 Proxy Statement	1

Allegheny Technologies Incorporated 1000 Six PPG Place Pittsburgh, PA 15222

DEAR STOCKHOLDERS

I am pleased to invite you to attend Allegheny Technologies Incorporated’s 2021 Annual Meeting of Stockholders. After careful consideration and in light of ongoing public health concerns and the importance of safeguarding the health of our stakeholders, we have decided to conduct this year’s meeting virtually. We look forward in future years to again conducting an in-person annual meeting in one of the many communities in which we operate. You will find information about how to participate in this year’s meeting, including information about how to pose questions to our Board and management, in this Proxy Statement. I encourage you to attend.

I will retire from ATI’s Board at the conclusion of the 2021 Annual Meeting. It has been my great privilege to serve as a member of your Board and as your Board Chair. As I near the completion of my tenure, I would like to share with you our plans for future Board leadership and the role that the Board continues to play in helping ATI to navigate the ever-evolving risks and opportunities of today’s world.

Two years ago, at the outset of 2019, the other members of your Board and I were pleased to welcome Bob Wetherbee in his new role as ATI’s Chief Executive Officer and as a new member of our Board. Having served as Lead Independent Director, I assumed the role of Board Chair, consistent with our Board’s desire to support Bob in devoting his full attention to the leadership transition and his strategic vision for the Company. Bob seamlessly assumed leadership of ATI, working quickly to build his leadership team, drive the achievement of strong results in 2019, and develop a longer-term strategic vision and plans. When the pandemic emerged in early 2020, upending many of our expectations for the year, Bob and his team rose to confront the many challenges facing our people, operations and results. In doing so, they ensured the safety of our workforce, consistency of our ongoing operations, and strength and resiliency of our balance sheet, and kept our focus firmly on the future. Today, I confidently express my belief that ATI will emerge from the current downturn as a stronger company with a clear vision.

With this backdrop, I’m privileged to announce that your Board has appointed Bob as Chairman and CEO, effective with my retirement at the close of the 2021 Annual Meeting. We believe that combining the roles of CEO and Chair promotes unified leadership and direction for the Company, allowing for a clear, sharp focus on the efficient implementation of ATI’s strategies to grow shareholder value.

At the same time, we recognize the fundamental importance of independent Board oversight. To that end, current Board member J. Brett Harvey will serve alongside Bob as your Lead Independent Director. In this role, Brett will serve as the principal liaison between the independent members of your Board and ATI’s management, while also providing an avenue for stockholders wishing to communicate with the Board other than through the Chair. With his deep background in ATI’s business and service on your Board, and his past experience serving as a public company chairman and chief executive, Brett is well positioned to continue ATI’s long tradition of independent Board leadership and oversight.

The challenges of the past year have highlighted the rapidly evolving nature of the global climate for ATI and the Board’s indispensable role in identifying and overseeing appropriate responses to the many and varied risks we face. Throughout 2020, strategic and risk oversight remained central themes of every Board meeting, and our role as stewards of your investment is continually at the forefront of our leadership effort. More than ever, we view your feedback as integral to our decision-making process. To that end, ATI continuously engages in outreach efforts to gain the benefit of your views. Through our annual governance outreach program, we address topics such as Board composition and refreshment and other governance practices, executive compensation and ESG matters. The Board reviews your feedback and your input has helped to form the basis for the strategies that ATI has implemented and will continue to pursue.

As we look to 2021 and beyond, your Board remains committed to doing its utmost to remain effective custodians of your investment and advocates for your interests and concerns. We look forward to continuing to interact with you in 2021, and we thank you for your ongoing support of ATI.

Sincerely,

Diane C. Creel

Board Chair

April 5, 2021

2	ATI 2021 Proxy Statement

Allegheny Technologies Incorporated 1000 Six PPG Place Pittsburgh, PA 15222

DEAR STOCKHOLDERS

There is no question that 2020 was a demanding year for ATI, marked by the sudden onset of widespread uncertainty and challenges for our business. Our team persevered and focused on doing the right things, quickly and decisively, positioning ATI to emerge from this crisis stronger and prepared for a renewed future. The team and I are very proud of what we accomplished together.

When the COVID-19 pandemic emerged, we took immediate action to keep our people safe. As a critical manufacturing sector business, we continued to operate throughout the year. Thanks to our strong safety value, we were able to put in place protocols to mitigate the spread of COVID. As a result, we had limited COVID-related operational disruption. More importantly, thanks to our team’s continuing vigilance, we have had no COVID-related deaths among our employees and very little known workplace transmission of the virus. We thank our employees for doing the right things to keep themselves, each other, and their families safe and healthy.

While we addressed the unprecedented consequences of the pandemic, what really defined our year — and what I believe defines ATI — is our steady focus on the future. Our leadership priorities drove the actions necessary to ensure our long-term profitability and growth and the health of your investment: preserving cash and maintaining liquidity; optimizing our cost structure to meet changing customer demand; supporting our customers through continued strong execution; and being recovery ready, poised to leverage market share gains for new growth.

During 2020, we extended our debt maturity profile and ended the year with nearly a billion dollars of total liquidity, including significant cash on hand. With the benefit of our close customer relationships, we proactively and aggressively reduced costs, nimbly matching capacity with rapidly declining demand and limiting the impact on our bottom line. We continue to pursue operational improvements, and we expect much of our cost savings to become structural, continuing to benefit ATI as we return to growth over time. Moreover, as we worked to implement these structural changes, we never wavered from our commitment to strong execution and operational excellence. Our customers continue to count on us to deliver the mission-critical materials and components to keep their planes flying, vehicles moving, energy flowing and medical equipment and electronics working flawlessly, and we’ve been rewarded with more of our customers’ business as a result of our efforts.

We also announced that we will be exiting production of standard stainless steel sheet products, our lowest margin product line, and taking steps to streamline our Advanced Alloys & Solutions segment, redeploying capital in ways that will enhance our specialty capabilities. By taking what we do best, our core strengths in materials science and advanced process technologies, and applying them to further penetrate differentiated applications offering higher returns, these actions accelerate the execution of our high value strategy and intensify our focus on aerospace and defense markets.

In short, we took the actions in 2020 necessary to ensure ATI would not only survive the global recession but emerge stronger in recovery. As we evolve and grow our business, we remain committed to our core values: we do what we say we’re going to do, when we say we’re going to do it, and we do it the right way. We believe these values strongly resonate with all of our stakeholders, and they permeate our corporate governance practices, investor outreach efforts and compensation programs. You’ll see that reflected in this Proxy Statement.

Looking ahead to 2021, when I anticipate becoming Chair of your Board of Directors: I am both honored and humbled by the confidence placed in me, and I look forward to continuing to lead the team as we accelerate the creation of significant shareholder value. I thank our retiring Board Chair, Diane Creel, and our other retiring directors, John Pipski and Jim Rohr, for their service to ATI and outstanding leadership, and I am pleased to join Diane in inviting you to our virtual 2021 Annual Meeting.

As always, I value feedback from our

investors and look forward to

our ongoing dialogue. Sincerely, Robert S. Wetherbee President and Chief Executive Officer April 5, 2021

ATI 2021 Proxy Statement	3

Notice of Annual Meeting of Stockholders

Annual Meeting Information
DATE & TIME: Thursday, May 20, 2021 11:00 a.m. Eastern Time
VIRTUAL MEETING SITE: www.meetingcenter.io/271924418
RECORD DATE: March 22, 2021

Agenda

1.	Election of three directors;

2.	Advisory vote to approve the compensation of our named executive officers; and

3.	Ratification of the selection of Ernst & Young LLP as our independent auditors for 2021.

YOUR VOTE IS IMPORTANT

Please vote as soon as possible.

You can help the Company reduce expenses by voting your shares by telephone or Internet; your proxy card or voting instruction card contains the instructions. Or complete, sign and date your proxy card or voting instruction card and return it as soon as possible in the enclosed postage-paid envelope.

How to vote

Via the internet Visit the website listed on our proxy card

By mail Sign, date and return your proxy card in the enclosed envelope

By telephone Call the telephone number on your proxy card

During the Virtual Meeting Attend the Annual Meeting which is being presented virtually via webcast and vote online during the meeting

Admission to the Meeting

We are committed to the safety of our employees and stockholders. After careful consideration, and in light of continued public health concerns regarding the COVID-19 pandemic, we have decided to forego an in-person meeting this year in favor of a virtual meeting format only.

Our goal is to ensure that our stockholders will be able to participate in the virtual meeting like they would at an in-person meeting. You are entitled to participate, vote and submit questions at the virtual 2021 Annual Meeting if you were a stockholder of record as of the close of business on March 22, 2021, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee.

Stockholders of Record. You will be able to participate in the 2021 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. The two items of information needed to access the live webcast of the meeting are the following:

Username/Computershare Control Number: the 15-digit control number on the proxy card or the “Notice Regarding the Availability of Proxy Materials” (the “Notice”) you previously received

Meeting password: ATI2021

Beneficial Owners. If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the 2021 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy, along with your email address, to Computershare Trust Company, N.A. (“Computershare”) by email at legalproxy@computershare.com no later than 5:00 p.m. Eastern Time, on Monday, May 17, 2021. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Beneficial owners that are unable to register in advance may still attend the 2021 Annual Meeting by visiting www.meetingcenter.io/271924418 as a “guest” but will not have the option to vote shares electronically or submit questions during the live webcast of the meeting. However, you may submit questions in advance of the meeting by emailing your question, along with proof of ownership, to investors@ATImetals.com.

Our Proxy Statement and 2020 Annual Report are available for review by stockholders of record at envisionreports.com/ATI and by beneficial owners at edocument-review.com/ATI. For further information about ATI, please visit our website at atimetals.com.

On behalf of the Board of Directors:

Elliot S. Davis

Corporate Secretary

April 5, 2021

Important notice regarding the availability of proxy materials for the ATI Annual Meeting of Stockholders to be held on Thursday, May 20, 2021.

As permitted under applicable SEC rules, we are mailing our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and submit proxy votes online. Our Proxy Statement, proxy card and 2020 Annual Report are available for review at: envisionreports.com/ATI.

4	ATI 2021 Proxy Statement

ATI 2021 Proxy Statement	5

Proxy Statement Summary

This summary highlights information that is contained elsewhere in this Proxy Statement. You should carefully read this Proxy Statement in its entirety before voting, as this summary does not contain all of the information that you should consider.

ANNUAL MEETING OF STOCKHOLDERS

DATE & TIME: Thursday, May 20, 2021 11:00 a.m. Eastern Time	VIRTUAL MEETING SITE: www.meetingcenter.io/271914418

RECORD DATE AND VOTING:

March 22, 2021

ATI stockholders as of the record date are entitled to vote on the matters presented at the meeting. Each share of common stock of the Company is entitled to one vote for each director nominee and one vote on each other matter presented.

MEETING AGENDA AND VOTING MATTERS

Proposal	Board’s recommendation	Page reference

1. Election of three directors	FOR	12

2. Advisory vote to approve the compensation of our named executive officers	FOR	40

3. Ratification of Ernst & Young LLP as our independent auditors for 2021	FOR	75

DIRECTOR NOMINEES – CLASS I – TERM TO EXPIRE IN 2024

Name	Director Since	Experience and Qualifications	Board Committees
Herbert J. Carlisle	2018	• Leadership/Governance	• Audit
		• Finance	• Finance
		• Industry/Manufacturing	• Technology
		• Operations • Technical

		• Government/Environmental
David P. Hess	2019	• Leadership/Governance	• Finance
		• Finance	• Nominating & Governance
		• Industry/Manufacturing	• Personnel & Compensation
		• Operations • Technical • Labor/HR

		• International/M&A
Marianne Kah	2019	• Leadership/Governance	• Audit
		• Finance	• Technology
		• Industry/Manufacturing
		• Government/Environmental

		• International/M&A

6	ATI 2021 Proxy Statement	Proxy Statement Summary

BOARD COMPOSITION

ATI has a diverse, highly credentialed and highly experienced Board. Our directors possess a variety of tenure, qualifications, backgrounds, skills and experiences contributing to a Board that is well-rounded and well-positioned to effectively oversee our business and promote the interests of our stakeholders.

Highly Engaged Board Guides the Strategic Direction of Our Company

•

Actively oversees long-term strategic planning and capital allocation decisions, including through an annual, multi-day strategic planning meeting in addition to regular quarterly and other Board meetings.

•	Regularly assesses and oversees management and mitigation of known and emergent risks to our business.

•

Conducts site visits at our facilities throughout the United States. Though our recent ability to conduct these visits has been curtailed by the ongoing COVID-19 pandemic, they are a valuable component of our normal governance practices; visiting our facilities allows our directors to meet with management and other employees and to gain both firsthand exposure to the technologies that drive our success and deeper knowledge of the strengths and challenges of our business and how they tie to our near and long-term strategic goals.

•	Actively and continuously engages in robust Board and senior management succession planning.

•	100% overall attendance rate for Board and Committee meetings during 2020, and more than 96% over the last three years.

•	Market-driven stock ownership guidelines.

Focused and Thoughtful Board Refreshment

•

Our Board routinely engages in succession planning and adds new members on an opportunistic basis when it identifies candidates whom it believes have experience, skill sets and other characteristics that will enhance Board effectiveness.

•	We have a mandatory retirement age, and our Board engages in recruitment as appropriate to support its refreshment efforts.

•

Our annual Board evaluation process assesses the Board’s existing skill sets and the need or desirability of adding members; the Board can appoint new members when presented with candidates who fill a particular need or otherwise would serve as an asset to the Board.

Proxy Statement Summary	ATI 2021 Proxy Statement	7

GOVERNANCE HIGHLIGHTS

Our commitment to good corporate governance is illustrated by the following practices:

•	Board independence (11 out of 12 directors are independent)

•	Independent Board Chair/Lead Independent Director

•	Independent directors regularly meet in executive sessions without management present

•	100% independent Audit, Personnel & Compensation, Finance and Nominating & Governance Committees

•	Annual Board and committee self-assessments

•	Strong corporate governance guidelines and policies

•	Majority voting/director resignation policy for uncontested elections

•	Board diversity (female and minority directors comprise over 30% of our current Board) and mandatory director retirement age

•	Proxy access

•	Limits on future severance arrangements

•	Robust stock ownership guidelines for directors and executive management

•	Intensive succession planning for our Board and executive leadership

•	Well-established Board strategic and risk oversight function

OUR COVID-19 RESPONSE

When the potential impact of the COVID-19 pandemic on our people and business began to emerge in early 2020, we recognized that the urgency of the situation required significant and comprehensive action. Beginning in the first quarter of 2020, ATI immediately developed responsive plans and strategies that centered on the key leadership priorities illustrated below.

Ensuring the Health and Safety of Our Team

Consistent with our values and past practices, the safety and well-being of our employees is our top concern. As a critical manufacturing sector business, we have been able to continue operating throughout the pandemic, which required an immediate focus on the measures necessary to maintain employee safety.

Our Global Rapid Response Team. During the first quarter of 2020, we convened a cross-functional and global rapid response team comprised of leaders across various disciplines from within our organization, including environmental health and safety, human resources, benefits, legal and communications. The team was tasked with helping to develop our response and monitoring the rapidly evolving nature and impact of the pandemic. The response team quickly established pandemic-related safety policies and guidelines for our business and implemented uniform safety protocols, such as mandatory masking, social distancing requirements and signage, deep cleaning procedures as appropriate and mandatory quarantining in cases of direct exposure, across all of our operating facilities, worldwide. At the same time, our procurement team members worked to ensure that employees at all of our facilities were well supplied with personal protective equipment and other materials necessary for them to meet our safety protocols.

Our Remote Work Force. Since March 2020, members of our workforce who were able, given the nature of their job responsibilities, have been strongly encouraged to work remotely. At the outset of the pandemic, our digital technology team rapidly accelerated the implementation of new tools and security measures across our business to provide highly reliable and highly secure remote access for much of our global workforce. These efforts have enabled secure and seamless remote work and interaction among members of our leadership and other team members, helping to minimize in-person interaction and mitigate the risk of virus spread within our own ATI community.

As a result of these efforts, although we have not been spared from infections among our employees, ATI’s instances of known workplace transmission have been very limited.

8	ATI 2021 Proxy Statement	Proxy Statement Summary

Maintaining the Health of Our Business

In tandem with our efforts to ensure continued safe working conditions for our employees, we swiftly adjusted our production levels and cost profile to match declining customer demand. We aggressively implemented measures to improve our operational efficiency and enacted other cost reductions to limit the impact of rapidly changing market conditions on our bottom line. These efforts included rolling facility idlings, targeted adjustments to crewing levels and work schedules, staffing reductions through furloughs, and layoffs. We reduced compensation and benefits for our leadership and nearly all of our salaried workforce for a portion of 2020.

Our compensation actions included:

•	For our NEOs and other executive leadership: a 20% reduction in base salary levels from May 1, 2020 to December 1, 2020, and
•	For our Board: a 20% reduction in the cash component of our Director compensation program for the second half of 2020.

Additionally, we curtailed planned capital expenditures for the year and reduced inventory, yielding meaningful improvements in working capital levels.

Through these difficult but necessary actions, ATI has ensured ongoing production capabilities for our customers, preserved jobs for employees and maintained a strong balance sheet to ensure that we are recovery and growth ready when changing market conditions present opportunities for our business.

Ensuring Appropriate Risk Oversight. Our response team met frequently and regularly throughout 2020 to monitor and assess the health of our employee population, the impact of evolving federal, state and local actions and requirements in response to the pandemic and other matters. The team also reported regularly to our executive management. Additionally, updates regarding ATI’s response to the pandemic were a central point of reporting and discussion at every meeting of our Board throughout 2020, helping to ensure Board-level oversight of the pandemic’s inherent risks and impacts to our business.

Cybersecurity Program. Throughout 2020, special attention was and continues to be given to improving and implementing Cybersecurity Maturity Model Certification controls in support of protecting ATI’s technology and customer data. For more information, see “Corporate Governance, Cybersecurity Risk Oversight” on page 34.

BUSINESS TRANSFORMATION

Effective January 1, 2020, we re-aligned our senior management reporting structure and financial reporting segments. Our new Advanced Alloys and Solutions (“AA&S”) segment includes the operations that comprised our former Flat Rolled Products segment, as well as our Specialty Alloys and Components business and certain other assets that formerly were managed as part of our HPMC segment.

In December 2020, we announced plans to exit production of low-margin standard stainless sheet products during 2021, streamline the operations of our AA&S segment and redeploy capital to invest in our specialty capabilities, sharpening our focus on higher-margin opportunities, including in aerospace and defense.

These changes align with and will help drive our corporate strategy by sharpening the focus of our business and optimizing key assets.

High Performance Materials & Components (HPMC)

•   Forged Products: broad range of forging capabilities for aerospace & defense, plus other high-performance applications including isothermal, hot-die and closed-die forging.

•   Specialty Materials: broad range of nickel-based, cobalt-based and titanium-based alloy mill products and powers, and additive parts primarily for aero-engine and airframe applications.

Advanced Alloys & Solutions (AA&S)

•   Specialty Alloys & Components: (formerly part of HPMC segment) specialty alloys and refractory metals in all conventional product forms, including custom shapes and near-net shape components.

•   Specialty Rolled Products: (formerly part of Flat Rolled Products segment) specialty-grade flat products formed through unique process capabilities.

•   Standard Stainless Sheet Products: (formerly part of Flat Rolled Products segment) standard stainless sheet products for the North American market

•   Joint Ventures

–  STAL: precision-rolled stainless strip

–  Uniti Titanium: commercially pure titanium products for target markets

–  A&T Stainless: stainless steel products (idled)

Proxy Statement Summary	ATI 2021 Proxy Statement	9

2020 BUSINESS PERFORMANCE

ATI’s business and financial performance was significantly affected in 2020 by the sudden onset of widespread uncertainty and sweeping challenges to the global community and economy. Some of our most important end markets — such as the commercial aerospace industry — are among those most deeply impacted by the onset of the COVID-19 pandemic and its many repercussions. As a result, our business witnessed marked declines in customer demand for our products and, consequently, its financial performance.

In response to these challenges, we aggressively implemented cost reductions and other measures to limit the impact of rapidly changing market conditions on our bottom line. We also were able to leverage our customer relationships and reputation for operational excellence to grow our future market share in the industries and with the customers we serve. While we experienced significant losses in 2020, we believe that the comprehensive actions we took helped to mitigate those losses, improve the efficiency of our business and, importantly, position our business for recovery and growth.

Sales of $2.98 billion compared to $4.12 billion in the prior year

•	Reflected significant impact of the COVID-19 pandemic and associated economic downturn on many of the end markets that we serve

•	Achieved 10% sequential improvement in fourth quarter revenue compared to the third quarter of 2020

Gross profit of $293 million compared to $638 million in 2019

Net loss attributable to ATI of $1,573 million, including $1,507 million in restructuring and other charges, net of associated tax impacts, compared to net income attributable to ATI of $258 million in 2019

Preserved strong liquidity and cash position

•	Refinanced more than $200 million in long-term debt at a meaningfully improved interest rate, ensuring that our next significant debt maturity does not occur until mid-2023.

•	Ended the year with total liquidity of over $950 million, including $646 million of cash on hand at December 31, 2020, compared to $491 million at December 31, 2019

Positioned our business for future recovery and growth

•	Reduced costs by nearly $150 million

•	Reduced inventories and improved managed working capital throughout 2020

•	Announced plans to exit production of low-margin standard stainless steel sheet products, streamline the operations of our AA&S segment and redeploy capital

“   Our customers continue to count on us to deliver the mission-critical materials and components to keep their planes flying, vehicles moving, energy flowing and medical equipment and electronics working flawlessly, and we’ve been rewarded with more of our customers’ business as a result of our efforts.”

— Robert S. Wetherbee, President and CEO

10	ATI 2021 Proxy Statement	Proxy Statement Summary

STOCKHOLDER ENGAGEMENT

We value the input we receive from our stockholders. As part of our investor relations program, we regularly communicate with our investors and actively engage with them throughout the year. We solicit their feedback on environmental, social and governance — or “ESG” — topics and ATI’s executive compensation program. Our goal is to be responsive to our stockholders and to ensure that we understand and address their concerns and observations. As a result of our stockholder engagement, we have sharpened our ESG reporting and have made significant changes to our corporate governance practices and executive compensation program since 2015.

2020 Say On Pay Vote

Last year, our Say On Pay proposal received the support of approximately 87% of the shares voted at our 2020 Annual Meeting. Approximately 99% and 96% of the shares voted at our 2019 and 2018 annual meetings, respectively, were voted in favor of our Say On Pay proposal. Our Board believes this continued support from our stockholders is a result of our commitment to ensure a strong link between pay and performance.

OUR COMPENSATION PHILOSOPHY—PAY FOR PERFORMANCE

ATI’s executive compensation program is designed to support our long-term strategic vision and to align with our pay-for-performance philosophy. The goals of our program are to compensate executive management based on performance, create long-term stockholder value and attract and retain key employees. Paying for performance is a key attribute of ATI’s compensation philosophy. As such, a significant portion of the compensation of each named executive officer (“NEO”) is subject to the achievement of rigorous performance goals and, therefore, is “at risk.”

2020 Target Pay Mix

Proxy Statement Summary	ATI 2021 Proxy Statement	11

TOTAL REALIZED COMPENSATION

When making determinations and awards under our incentive plans, the Personnel and Compensation Committee looks to the actual dollar value of awards to be delivered to the NEOs in any given year, as illustrated by the Total Realized Compensation figures below.

The comparison of 2020 target compensation to realized compensation for our NEOs reflects the significant and unanticipated negative impact on our business of the COVID-19 pandemic, in contrast to our successful performance in 2019 and 2018. Similar to 2020, total realized compensation was meaningfully lower than target for each of our NEOs in 2016 and 2017, when our business performed below our expectations.

2016-2020 Total Realized Compensation as % of Target

CEO                                                                                         Other NEOs (Average)

These multi-year trends demonstrate our ongoing commitment to compensating our leadership based on the Company’s performance and placing a significant portion of senior executive compensation “at risk.”

2020 Target Compensation Comparison to Total Realized Compensation

Named Executive Officer*	2020 Target Compensation	2020 Total Realized Compensation	% of Target Realized

Wetherbee	$6,081,250	$2,437,085	40%

Newman	$2,242,000	$1,784,722	80%

Fields	$2,090,000	$1,040,992	50%

Sims	$2,090,000	$1,474,348	71%

Kramer	$1,938,000	$1,476,072	76%

*

Mr. Newman joined the Company in January 2020. Patrick J. DeCourcy, who served as the Company’s Chief Financial Officer for a portion of January 2020 and retired in April 2020, received nominal compensation during 2020. Mr. Sims retired effective February 28, 2021. See Summary Compensation Table for 2020 on page 63 for more information.

Total Realized Compensation is calculated as follows:

12	ATI 2021 Proxy Statement	Item 1: Election Of Directors Director Terms

Item 1:

Election Of Directors

Our Board of Directors has nominated three directors for election. Herbert J. Carlisle, David P. Hess and Marianne Kah are standing for election to the Board as Class I directors for three-year terms expiring in 2024.

Plurality Voting: Directors are elected by a plurality of the votes cast. This means that the three individuals nominated for election to the Board who receive the most “FOR” votes (among votes properly cast in person, electronically, telephonically or by proxy) will be elected.

Director Resignation Policy: While directors are elected by a plurality of the votes cast, our Bylaws include a director resignation policy. This policy states that, in an uncontested election, if any director nominee receives a greater number of votes “WITHHELD” from his or her election, as compared to votes “FOR” such election, the director nominee must tender his or her resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board regarding any such tendered resignation. The Board will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. For a “WITHHOLD” vote, your shares will be counted for purposes of determining whether there is a quorum and will have a similar effect as a vote against that director nominee for purposes of our director resignation policy.

If a nominee becomes unable or unwilling to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Company has no reason to believe that any of the nominees for election will be unable or unwilling to serve.

DIRECTOR TERMS

Our directors currently are divided into three classes, and the directors in each class generally serve for three-year terms unless unable to serve due to death, retirement or disability. The term of one class of directors currently expires each year at our annual meeting of stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced or by effectively reassigning a director from another class. The Board may also create a new director position in any class and elect a director to hold the newly created position.

Mandatory Retirement Policy: Our Corporate Governance Guidelines include a mandatory retirement requirement that applies to our directors. Under this policy, an ATI director is expected to retire from the Board no later than the conclusion of the term of office that follows his or her 72nd birthday. If a director will reach his or her 72nd birthday during his or her next upcoming term, the Nominating and Governance Committee takes that fact into account in determining whether to recommend nomination of the director for reelection.

OUR DIRECTOR NOMINATION PROCESS

The Board is responsible for recommending director nominees to the stockholders and for selecting directors to fill vacancies between stockholder meetings. The Nominating and Governance Committee recommends candidates to the Board.

The Committee considers director candidates suggested by sitting directors, senior management and stockholders, among other sources. Additionally, the Board has, at times, engaged an external search firm to facilitate nationwide candidate searches as part of its refreshment efforts. The Committee believes that a wide-ranging and robust search is the best way to identify those candidates who most aptly meet the experience, skill and other criteria established by the Committee as necessary or desirable additions to the Board.

Item 1: Election Of Directors Our Director Nomination Process	ATI 2021 Proxy Statement	13

Director Criteria for Nominees

Director candidates are generally selected on the basis of the following criteria:

•	their business or professional experience;

•	recognized achievement in their respective fields;

•	integrity and judgment;

•	ability to devote sufficient time to the affairs of ATI;
•	the diversity of their backgrounds;

•	ability to represent the interests of all stockholders; and

•	the skills and experience that their membership adds to the overall competencies of the Board.

Board Diversity is one of many criteria considered by the Board when evaluating candidates. A key factor in determining director nominees is our interest in building a cognitively diverse board representing a wide breadth of experience and perspectives.

14	ATI 2021 Proxy Statement	Item 1: Election Of Directors Our Director Nomination Process

In evaluating the needs of the Board, the Nominating and Governance Committee considers the qualifications and past contributions to the Board of sitting directors and consults with other members of the Board (including as part of the Board’s annual self-evaluation), our President and Chief Executive Officer, and other members of executive management. At a minimum, all recommended candidates must exemplify the highest standards of personal and professional integrity, meet any required independence standards, and be willing and able to constructively participate in and contribute to Board and committee meetings. Our Board engages, as appropriate, in refreshment efforts that focus on these and other more specific criteria, including ensuring that the Board continues to include key skill sets. In 2019, the Board appointed: David P. Hess, who has extensive executive leadership experience in the aerospace industry, our most significant end market; Marianne Kah, an acknowledged expert on global energy markets who led a more than 25-year career in the oil & gas industry, another key end market for ATI, and has deep expertise in strategic planning; and Leroy M. Ball, who possesses characteristics that the Board viewed as valuable additions to its overall composition (including his experience as a sitting CEO), and has been designated as a second “Audit Committee Financial Expert” under applicable SEC and New York Stock Exchange (“NYSE”) rules, in addition to John R. Pipski, who currently chairs our Audit Committee.

Director Skills Summary

CEO EXPERIENCE gives our Board strong leadership and experience across a range of corporate governance, strategic planning, finance, operational and management and succession planning matters.	∎	∎		∎		∎	∎		∎		∎	∎

INDUSTRY/MANUFACTURING KNOWLEDGE provides valuable, in-depth knowledge of our industry and/or the end markets we serve, with a detailed understanding of our business challenges and opportunities.	∎	∎	∎	∎	∎	∎	∎	∎		∎		∎

OPERATIONS/PRODUCTION experience gives our Board a practical understanding of the development and implementation of our business plan and of the risks and opportunities that can impact our operations and strategies.	∎	∎	∎	∎		∎	∎		∎			∎

FINANCIAL EXPERTISE provides our Board with the financial acumen necessary to inform its oversight of our financial performance and reporting, internal controls and long-term strategic planning.	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

TECHNICAL OR LEGAL experience brings important perspectives for our business to develop innovative products and technologies and to the Board’s risk management function.			∎	∎	∎	∎	∎					∎

LABOR/HUMAN RESOURCES experience enables directors to make important contributions to our efforts to engage in robust succession planning, to attract, motivate and retain high-performing employees and to interact effectively with our workforce.	∎			∎	∎	∎	∎		∎		∎	∎

MARKETING/COMMUNICATIONS experience helps guide our strategic efforts to develop new and existing markets and to communicate effectively with our stakeholders.	∎	∎		∎		∎	∎		∎		∎	∎

GOVERNMENT/ENVIRONMENTAL backgrounds and experience gives directors a deep understanding of the regulatory environment in which we operate.		∎		∎	∎	∎		∎	∎

INTERNATIONAL/M&A experience is relevant to the global nature of our business and to our long-term strategic planning.	∎		∎	∎	∎	∎	∎	∎		∎	∎	∎

CORPORATE GOVERNANCE/CORPORATE RESPONSIBILITY experience supports our emphasis on strong Board and management accountability, transparency, protection of shareholder interests and long-term value creation.	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Item 1: Election Of Directors Our 2021 Director Nominees and Continuing Directors	ATI 2021 Proxy Statement	15

OUR 2021 DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Our Board determined that each of the three director nominees qualifies for election under the criteria for evaluation of directors. The Board determined that Ms. Kah and Messrs. Carlisle and Hess qualify as independent directors under applicable rules and regulations and our categorical Board independence standards.

All of our directors bring to our Board a wealth of leadership experience derived from their service in executive and managerial roles, as well as extensive board experience. Background information about the nominees and the continuing directors, including their business experience and directorships held during the past five years, and certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole, is provided below.

Consistent with our mandatory retirement policy, three of our current Class I directors, including Diane Creel, John Pipski and James Rohr, are not standing for re-election and will retire from our Board at the conclusion of the 2021 Annual Meeting. Ms. Kah, who currently serves as a Class II director, is standing for re-election as a Class I director, prior to what otherwise would be the conclusion of her current term as a Class II director. Concurrently with the adjournment of the 2021 Annual Meeting, our Board will be reduced in size to nine directors.

Nominees – Class I – Term to Expire at the 2024 Annual Meeting

Herbert J. Carlisle
Director since 2018 Age 65

General Carlisle has been President and Chief Executive Officer of the National Defense Industrial Association (NDIA) since March 2017, when he retired from the United States Air Force as a four-star general following a 39-year military career. His last Air Force assignment was as Commander, Air Company Command at Langley Air Force Base in Virginia. Prior to that, he was the Commander of the Pacific Air Forces, the air component Commander for the U.S. Pacific Command, and served as executive director of Pacific Air Combat Operations staff, Joint Base Harbor in Hawaii, following various operational and staff assignments throughout the Air Force, including as chief of air operations, U.S. Central Command Forward in Riyadh, Saudi Arabia and as director of legislative liaison at the Office of the Secretary of the Air Force.

Board Committees:

Member, Audit, Finance and Technology Committees.

Skills and Qualifications

The Board believes that General Carlisle’s qualifications include his executive leadership experience as a senior military official, his legislative and government experience and his experience and knowledge in the aerospace and defense fields.

Current Directorships:

•   IAP Worldwide Services, Inc.

•   The Entwistle Company

16	ATI 2021 Proxy Statement	Item 1: Election Of Directors Our 2021 Director Nominees and Continuing Directors

David P. Hess
Director since 2019 Age 65

Mr. Hess has 40 years of experience in the aerospace industry, including 38 at United Technologies Corporation where he most recently served as Executive Vice President and Chief Customer Officer for UTC Aerospace from January 2015 until his retirement in January 2017. From 2009 to 2014 he was President of Pratt & Whitney, a subsidiary of UTC, responsible for the company’s global operations in the design, manufacture and service of engines for commercial and military aircraft. Most recently, Mr. Hess served as a board member for Arconic Corporation from March 2017 to May 2019, and as Arconic’s Chief Executive Officer from April 2017 to January 2018.

Board Committees:

Member, Finance, Nominating & Governance and Personnel & Compensation Committees.

Skills and Qualifications

The Board believes that Mr. Hess’s qualifications include his extensive aerospace background and leadership experience, including his recent service as a Chief Executive Officer.

Current Directorships:

•   Woodward, Inc.

Past Directorships:

•   Arconic Corporation

Marianne Kah
Director since 2019 Age 67

Ms. Kah is a global energy and raw materials markets expert with experience in board-level strategic planning and risk analysis. She served as Chief Economist for ConocoPhillips, an oil and gas exploration and production company, for more than 20 years until her retirement in 2017, developing market outlooks, risk assessments and scenario plans that drove corporate strategy. She currently serves as an adjunct senior research scholar and Advisory Board member of Columbia University’s Center on Global Energy Policy, with a current focus on the impact of disruptive technologies, such as electrification, automation and shared mobility, on energy demand and transportation.

Board Committees:

Member, Audit and Technology Committees.

Skills and Qualifications

The Board believes that Ms. Kah’s qualifications include her energy markets experience and expertise, her leadership skills and past role as a senior leader of a global public company, and her extensive strategic planning background.

Current Directorships:

•   PGS ASA

Item 1: Election Of Directors Our 2021 Director Nominees and Continuing Directors	ATI 2021 Proxy Statement	17

Continuing Directors – Class II – Term to Expire at the 2022 Annual Meeting

Leroy M. Ball, Jr.
Director since 2019 Age 52; Audit Committee Financial Expert

Mr. Ball has been the President and Chief Executive Officer of Koppers Holdings Inc., a leading integrated global provider of treated wood products, wood treatment chemicals and carbon compounds, since January 2015, having served as its Chief Operating Officer from August 2014 through December 2014, as both its Chief Operating Officer and Chief Financial Officer from May 2014 to August 2014, and as its Chief Financial Officer from 2010 to May 2014. Before joining Koppers, Mr. Ball served as the Senior Vice President and Chief Financial Officer of Calgon Carbon, Inc., a provider of services, products and solutions for purifying water and air, from 2002 to 2010.

Board Committees:

Member, Audit, Personnel & Compensation, and Technology Committees.

Skills and Qualifications

The Board believes that Mr. Ball’s qualifications include his experience in senior leadership positions and his operational, financial and public company accounting expertise.

Current Directorships:

•   Koppers Holdings Inc.

•   Koppers, Inc. (a subsidiary of Koppers Holdings Inc.)

Carolyn Corvi
Director since 2012 Age 69

Upon her retirement in 2008, Ms. Corvi concluded a 34-year career with The Boeing Company, a diversified aerospace company, where she most recently served as Vice President, General Manager of Airplane Programs, Boeing Commercial Airplanes, a position she held from 2005 until her retirement.

Board Committees:

Chair, Technology Committee and member, Nominating & Governance and Personnel & Compensation Committees.

Skills and Qualifications

The Board believes that Ms. Corvi’s qualifications include her extensive experience in the aerospace industry (ATI’s largest end market) and her knowledge of and experience in manufacturing.

Current Directorships

•   Hyster-Yale Materials Handling, Inc.

•   United Continental Holdings, Inc.

Past Directorships:

•   Goodrich Corporation and Continental Airlines, Inc.

Robert S. Wetherbee
Director since 2019 and Chairman Elect Age 61

Mr. Wetherbee was appointed to serve as ATI’s President and Chief Executive Officer effective January 1, 2019, when he was also appointed to the Board. He served as Executive Vice President, ATI Flat Rolled Products Group, from January 2015 to December 2018, and prior to that, was the President of ATI Flat Rolled Products from April 2014 to January 2015. From March 2013 to February 2014, Mr. Wetherbee was President and Chief Executive Officer of Minerals Technologies, Inc. He served as President of ATI’s tungsten business from 2010 through 2012, following a 29-year career with Alcoa Inc.

Skills and Qualifications

The Board believes that Mr. Wetherbee’s qualifications include his experience in senior leadership positions both at ATI and at other publicly traded manufacturers and his intimate knowledge of the industry and of ATI’s business given his tenure with the Company and his past long-tenured experience with another major metals producer.

18	ATI 2021 Proxy Statement	Item 1: Election Of Directors Our 2021 Director Nominees and Continuing Directors

Continuing Directors – Class III – Term to Expire at the 2023 Annual Meeting

James C. Diggs
Director since 2001 Age 72

From 1997 until his retirement in 2010, Mr. Diggs was Senior Vice President and General Counsel of PPG Industries, Inc., a manufacturer and distributor of a broad range of paints, coatings and specialty materials. He held the position of Secretary from 2004 to 2009.

Board Committees:

Chair, Finance Committee and member, Audit and Nominating & Governance Committees.

Skills and Qualifications

The Board believes that Mr. Diggs’s qualifications include his experience with industry and legal matters, his senior leadership at a global public company, and his experience with domestic and international operations.

Current Directorships:

•   Brandywine Realty Trust

J. Brett Harvey
Director since 2007, Lead Independent Director Elect Age 70

Mr. Harvey previously served as Chairman Emeritus of CONSOL Energy Inc., a leading diversified energy company in the United States, from May 2016 to May 2017. He served as Chairman of CONSOL from 2010 until his retirement in May 2016 and was Executive Chairman from May 2014 to January 2015. Mr. Harvey was Chief Executive Officer of CONSOL from 1998 until May 2014. He also served as President from 1998 until 2011. Mr. Harvey was Chairman of CNX Gas Corporation, a subsidiary of CONSOL, from 2009 to 2010 and was a Director of CNX from 2005 to 2014.

Board Committees:

Member, Finance, Nominating & Governance and Personnel & Compensation Committees

Skills and Qualifications

The Board believes that Mr. Harvey’s qualifications include his significant oversight experience from serving as the chief executive officer of public companies, his industry experience in the oil and gas market (a large end market for ATI), and his operational expertise.

Current Directorships:

•   Barrick Gold Corporation (Lead Director since 2013)

•   Warrior Met Coal (Lead Independent Director since 2018)

Past Directorships:

•   CONSOL Energy Inc. (Chairman from 2010 to 2016) and CNX Gas Corporation (Chairman from 2009 to 2010)

David J. Morehouse
Director since 2015 Age 60

Mr. Morehouse is Chief Executive Officer and President of Pittsburgh Penguins LLC, which owns and operates the Pittsburgh Penguins National Hockey League team. He was named President of the Pittsburgh Penguins in 2007 and has also served as Chief Executive Officer since 2010. He joined the Pittsburgh Penguins in 2004 as a consultant for special projects, including the construction of the team’s current arena.

Board Committees:

Member, Audit and Technology Committees.

Skills and Qualifications

The Board believes that Mr. Morehouse’s qualifications include his leadership, strategic planning and development, operations, branding and marketing, and government experience.

Our Corporate Governance Our Commitment to Integrity, Corporate Governance and Sustainability	ATI 2021 Proxy Statement	19

Our Corporate Governance

We are committed to a strong self-governance program. Our corporate governance practices are designed to maintain high standards of oversight, compliance, integrity and ethics, while promoting growth in long-term stockholder value. The role of our Board of Directors is to ensure that ATI is managed for the long-term benefit of our stockholders and other stakeholders.

Each year, we review our corporate governance and compensation policies and practices and engage with our stockholders. In our ongoing effort to ensure that our governance policies and practices consistently reflect best practices, we take suggestions from our stockholders into consideration, along with developments and evolving trends reflected in the standards established by proxy advisory firms, as well as in the policies, practices and disclosures of other public companies. In this way, we affirm our commitment to RELENTLESS INNOVATION™ by continually evolving our programs to benefit all of our stakeholders.

OUR COMMITMENT TO INTEGRITY, CORPORATE GOVERNANCE AND SUSTAINABILITY

ATI is committed to conducting its business in an honest, ethical and lawful manner. Our employees strive to satisfy the spirit and intent, as well as the technical requirements, of the contracts we enter into and the laws, regulations and rules that govern us.

We are committed to protecting the health and safety of our employees, the environment, and our communities. We support sustainable development and consistently work to improve our operations to the benefit of our stockholders, employees, customers and local communities.

We are committed to providing a workplace where employees are treated with dignity and respect, free of harassment and discrimination, and where all employees can fulfill their potential based on merit and ability.

We value our reputation. We pledge to promptly address issues in a lawful and proper manner. We strive to create value for our stakeholders while continually improving our performance as a good corporate citizen.

We are also committed to providing information in our financial reporting that is accurate, complete, objective, relevant, timely and transparent, and we have a robust system of internal controls.
We take these commitments seriously. Our management and our Board have instilled a culture throughout our organization that supports and honors these commitments. We expect that the actions of our employees, officers and directors comply with these principles and all polices undertaken to further these objectives.

Corporate Governance Information on Our Website

The following governance documents are available on our website atimetals.com, at “Investors – Corporate Governance”:

•	Corporate Governance Guidelines

•	Corporate Guidelines for Business Conduct and Ethics (including Financial Code of Ethics)

•	Board Committee Charters

•	Certificate of Incorporation and Bylaws

Paper copies can be obtained by writing to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, PA 15222-5479.

Additionally, our current Sustainability Report is available at ATImetals.com/aboutati/sustainability-report. For more information, see page 22 of this Proxy Statement.

20	ATI 2021 Proxy Statement	Our Corporate Governance ATI Corporate Governance at a Glance

ATI CORPORATE GOVERNANCE AT A GLANCE

Presented below are some highlights of the ATI corporate governance program. You can find details about these and other corporate governance policies and practices within this Proxy Statement.

Board Independence	• 11 of our 12 current directors, and 8 of our 9 continuing directors, are independent.

Independent Board Chair/ Lead Independent Director

•   Diane C. Creel currently serves as our Independent Board Chair. Following Ms. Creel’s retirement, J. Brett Harvey will serve as our Lead Independent Director

•   Our independent directors meet in regularly scheduled executive sessions without the presence of management.

•   Stockholders can communicate with the independent directors through the Board Chair or Lead Independent Director.

Board Composition

•   Currently, the Board has fixed the number of directors at 12. Concurrently with the adjournment of the 2021 Annual Meeting, the Board will be reduced in size to nine directors.

•   Our Board regularly assesses its performance and can adjust the number of directors according to need or as the opportunity arises to enhance the overall mix of skills and experience represented on our Board. It is anticipated that our Board will consist of nine directors immediately following the 2021 Annual Meeting.

•   As shown under Item 1 – Election of Directors, our Board has a diverse mix of skills, experience and background. We also have a mandatory retirement age, as described elsewhere in this Proxy Statement.

Accountability to Stockholders

•   Engagement with Stockholders. We actively reach out to our stockholders through our annual engagement program and communicate with them on important compensation, governance and environmental and social sustainability issues. Also, stockholders can contact our Board, Board Chair or management by email or regular mail.

•   Proxy Access. We allow a stockholder or group of up to 20 stockholders owning an aggregate of 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors then in office or two nominees, whichever is greater, provided the stockholders and nominees otherwise satisfy the requirements of our Bylaws.

•   Majority Voting/Director Resignation Policy. Our director resignation policy provides that any nominee for director in an uncontested election who receives a greater number of votes “withheld” than votes “for” his or her election must promptly tender his or her resignation to the Board for the Board’s consideration.

Independent Board Committees

•   We have five Board committees: Audit; Finance; Nominating & Governance; Personnel & Compensation; and Technology.

•   All of the Board committees are composed entirely of independent directors, and each has a written charter that is reviewed and reassessed annually and is posted on our website.

Risk Oversight

•   Our full Board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks. Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

Succession Planning

•   The Board actively monitors our management succession plans and receives regular updates on employee engagement, diversity and retention matters. At least annually, the Board reviews senior management succession and development plans.

•   Additionally, the Board evaluates matters related to Board succession and the processes by which additional directors with strong and diverse experience can be attracted and selected for future Board seats.

Self-Evaluations	• We have an annual self-evaluation process for the Board and for each standing committee of the Board.

Director and NEO Stock Ownership

•   Each director is expected to own at least 10,000 shares of our common stock.

•   Executives are expected to own ATI common stock with a value equivalent to:

–   CEO: six times base salary;

–   Executive Vice Presidents and the Chief Financial Officer: three times base salary; and

–   Senior Vice Presidents: two times base salary.

Ethics/Corporate Responsibility

•   Our Corporate Guidelines for Business Conduct and Ethics, as well as the Company’s attention to environmental, social and governance issues, are disclosed on our website.

•   The Company has an active ethics and compliance program, which includes regular employee training.

Our Corporate Governance Corporate Governance Guidelines	ATI 2021 Proxy Statement	21

CORPORATE GOVERNANCE GUIDELINES

ATI’s Board of Directors has adopted Corporate Governance Guidelines that are designed to assist the Board in the exercise of its duties and responsibilities to the Company. The Guidelines reflect the Board’s commitment to monitor the effectiveness of decision making at the Board and management levels, with a view to achieving ATI’s strategic objectives. The Guidelines are subject to modification by the Board at any time.

CORPORATE GUIDELINES FOR BUSINESS CONDUCT AND ETHICS

Our Corporate Guidelines for Business Conduct and Ethics (our “Code of Ethics”) apply to all directors, officers and employees, including our principal executive officer, our principal financial officer, and our controller and principal accounting officer. We require all directors, officers and employees to adhere to our Code of Ethics in addressing legal and ethical issues encountered in their work.

Our Code of Ethics requires that our directors, officers and employees avoid conflicts of interest, comply with applicable laws, conduct business in an honest and ethical manner, and otherwise act with integrity and honesty in all of their actions by or on behalf of the Company. It includes a financial code of ethics specifically for our Chief Executive Officer, our Chief Financial Officer, and all other financial officers and employees, which supplements the general principles in the Code of Ethics and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws, as well as other matters.

Only the Audit Committee of the Board can amend or grant waivers from the provisions of the Code of Ethics relating to the Company’s executive officers and directors, and any such amendments or waivers will be promptly posted on our website at ATImetals.com. To date, no such amendments have been made or waivers granted.

Mandatory Employee Training

All employees are provided with a copy of the Code of Ethics. Each year, we require all officers and managers to certify as to their understanding of and compliance with the Code of Ethics. In addition, all directors, officers and other employees must annually complete an interactive online ethics course addressing the Code of Ethics. This course is part of ATI’s broader ethics and compliance program, which includes online ethics training that is administered by a third party. In 2020, ATI’s online ethics courses addressed:

•	anti-corruption/anti-bribery

•	cybersecurity

•	protecting intellectual property

•	sexual harassment

•	diversity and inclusion, and

•	reporting ethical concerns.

We encourage employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communication between employees and management and between fellow employees is critical to the overarching goal of efficiently producing high quality products, providing the maximum level of customer satisfaction, and ultimately fueling profitability and growth.

The ATI Ethics Helpline provides for confidential, secure, and anonymous reporting and is available 24 hours a day. Additionally, our Chief Compliance Officer and ethics officers at our operating companies also provide confidential resources for employees to surface their concerns without fear of reprisal.

22	ATI 2021 Proxy Statement	Our Corporate Governance Environmental and Social Sustainability

ENVIRONMENTAL AND SOCIAL SUSTAINABILITY

At ATI, we recognize that long-term excellence and profitability require sustainable practices. Sustainability can mean many things, and for ATI it is an evolving and developing effort. Our core values emphasize the safety and sustainability of our products, people and the communities in which we operate, and we continually review and refine our efforts to enrich those communities, improve the health and safety of our employees, ensure the sustainability and quality of our workforce and lessen our environmental impact. Recently, we were pleased to be named by Newsweek as one of America’s Most Responsible Companies for 2021.

The following discussion highlights some of our key sustainability initiatives and areas of current focus.

Under our short-term incentive program, the Personnel and Compensation Committee of our Board has expressly reserved the broad discretion to reduce or eliminate any annual cash incentive award that may otherwise be payable to one or more participants, including each NEO, if any facet of our financial or operational performance, especially in relation to the Committee’s expectations for workplace safety, the environmental impact of our business or other aspects of our annual performance with the potential to affect the sustainability of our business, is sub-standard in the view of the Committee.

Sustainability Report Highlights

ATI published its most recent Sustainability Report in August 2020. Recognizing that “sustainability” can mean many things, the Report provides an overview of environmental, workforce health and safety and community sustainability efforts and achievements across our business. We also report specific environmental sustainability goals that ATI will pursue through 2030, using our 2018 results as the baseline against which we will measure our achievement. We intend to publish our report and update our stakeholders on our progress toward these goals annually.

ATI’s Sustainability Report is available at ATImetals.com/aboutati/Pages/safety-sustainability.aspx

All ATI operations are committed to:

•	Reducing their energy intensity through conservation efforts and energy efficiency;

•	Reducing greenhouse gas emissions through operational efforts, energy conservation and procurement strategies;

•	Reducing consumption of water withdrawal through conservation, reuse, and equipment modification; and

•

Increasing the amount of recycled materials used in our processes to eliminate waste in all phases of our manufacturing processes. Approximately 77% of the raw materials that ATI uses to manufacture specialty metals start from scrap material, which is either purchased or internally generated by our own manufacturing processes.

2018 Environmental Performance Benchmarks:

•  3.02GJ/ton produced energy intensity

•  877,390 tons CO2e emissions

•  1.12kgal/ton produced water intensity

•  Approximately 75% of raw materials used to manufacture specialty metals sourced from scrap material

•  Approximately 42% of ATI operations operate according to an ISO 14001 certified Environmental Management System

2022 Goals:

•  All facilities to be included in metrics

•  All facilities ISO 14001 and 45001 certified

2025 Goals:

•  Reduce Energy Intensity 5%

•  Reduce CO2e Emissions 5%

•  Reduce Freshwater Intake 5%

•  Increase Recycled Materials to 80%

2030 Goals:

•  Reduce Energy Intensity 7%

•  Reduce CO2e Emissions 7%

•  Reduce Freshwater Intake 3%

•  Increase Recycled Materials to 83%

Our Corporate Governance Environmental and Social Sustainability	ATI 2021 Proxy Statement	23

Products that Promote Sustainability

Our materials enable our customers to do amazing things, from operating jet engines at 2,800º F, to equipping our nation’s defense, to safely and efficiently transporting corrosive liquids and exhaust streams and enabling life-changing medical insights.

The materials that we produce improve quality of life by reducing air pollution, providing advanced medical solutions, enabling clean water and eliminating waste.

Our alloys are used in products and equipment that:

•	Enable commercial aircraft that operate longer and are lighter, quieter and more fuel efficient;

•	Reduce air pollution produced by electrical power generation by enabling solar, geothermal, wind and other renewable power applications;

•	Remove water pollution in marine applications;
•	Promote the generation and use of renewable energy, such as solar cells;

•	Can operate in highly corrosive environments for decades at a time, reducing the need for replacement; and

•	In the context of medical equipment such as prosthetic devices, offer the potential for less frequent replacement.

Environmental Stewardship

We are also committed to sound environmental practices in our own business operations.

•	We have established specific emissions reduction and other environmental goals for 2022, 2025 and 2030.

•	Approximately 77% or more of the raw materials that we use to manufacture our products are sourced from scrap metal.

•	Our facilities employ other recycling and waste reduction equipment and processes. For example:

–	one of our facilities includes equipment for the regeneration of spent sulfuric and other acids resulting in significant reductions in both usage and waste generation; and

–	other facilities now recycle and/or reuse baghouse dust.
•	We purchase energy from renewable sources.

•	Approximately 52% of ATI operations had achieved ISO 14001 certified Environmental Management System compliance as of the end of 2019, compared to 42% in at the end of 2018.

•	We established a Company-wide efficient lighting program and invested in other equipment upgrades to reduce energy consumption.

•	Our cross-functional water conservation team evaluates and implements projects to achieve reductions in fresh water consumptions and to reduce water waste.

Health and Safety

As part of our continuous improvement culture, we are committed to making our operations the safest in the industry for our employees and the communities surrounding our plant locations.

•	We are committed to finishing each day incident- and injury-free. Employees are expected to guard against workplace injuries by recognizing risks and taking action to minimize injuries.

•	Lost time from work was reduced by 62% in 2019 compared to 2018, following a 63% reduction for 2018 compared to the prior year.
•	As of year-end 2019, 65% of our operations had achieved OSHAS 18001 or ISO 45001 certification.

Community

We support local communities and contribute to their sustainability through measures such as locally sourcing goods and services and charitable giving. Examples include:

•	funding scholarship and cooperative work experiences for local residents; and

•	fostering employee volunteerism through United Way, the ATI Veterans Network and other community-based Programs.

24	ATI 2021 Proxy Statement	Our Corporate Governance Environmental and Social Sustainability

Human Capital Management

We believe that world-class leadership and fostering a culture that enables us to build and grow a talented team through career development and opportunities is foundational to our vision. Attracting, retaining and developing members of our workforce is key to the sustainability of our business. As the economy and our business grow, so do both demand for qualified candidates and the retirement rate for older workers; hence we are always competing for talent in an environment of increasingly challenged supply. To that end, we have developed — and continue to enhance and refine — a robust and comprehensive talent management program that spans from recruitment and selection to performance management, career development and retention of our top talent and, ultimately, to succession planning across our organization.

Talent Acquisition

•

Partner closely with a targeted number of colleges and universities specifically known for programs that are relevant to our business in order to identify materials science, STEM expertise and other relevant talent, and have developed similar partnerships with high schools and relevant trade schools.

•	Engage with external professional recruiting firms to enhance our recruiting efforts for key positions.

•	Use pre-employment assessment tools to identify candidates who we believe would adapt well to our culture and be most suited to a particular opportunity.

•	Actively engage with campus and professional diversity groups.

Professional Development

•

Global Leadership Development Program (GLDP). The GLDP is our Company-wide, flagship program designed to build the skills of our employees across each level of leadership. It includes a series of multi-day training programs tailored to reach and serve a broad range of current and potential leaders across the ATI organization.

•

Business Acumen Series. This more narrowly focused leadership education program is designed to develop skills in key areas, such as finance. The purpose of this program is to facilitate a common framework and understanding of financial business acumen to improve decision making critical to the sustainable success of our business.

•

Early Career Leadership Development Program. Our selective Early Career Leadership Program is designed for high-potential and motivated college graduates. This five-year program, which is designed to prepare our future leaders, accelerates participants’ professional development by rotating them through a variety of business-critical assignments and development opportunities.

•

Insights Discovery Program. This program, which we incorporate as an element of our other professional development programs, is designed to support employees in exploring and developing targeted competencies such as self-awareness, communication, conflict management, giving and receiving feedback, influencing others and other skills.

Engagement and Performance Management

•

Senior Leader Communication and Transparency. We actively seek opportunities for regular engagement and communication by our CEO and other senior executive leaders with our broader employee population. For example, we hold a quarterly CEO Review that follows the release of our quarterly earnings and is accessible to hundreds of employees across the Company. These reviews provide an opportunity for our CEO and other senior leaders to communicate their perspectives on our recent financial results, as well as financial education and enterprise-level education on topics such as global commercial and other growth initiatives, cybersecurity, ethics and compliance, talent and development programs, opportunities for community engagement and safety.

•

Annual Employee Engagement Surveys. Annually, we conduct a confidential company-wide employee engagement survey. Feedback from these surveys provides our management team with valuable information about our workplace culture. It is reviewed with our Board and used to develop and refine other aspects of our overall human capital management and other growth strategies.

•

Performance Management Framework. We maintain a robust annual performance management process across the organization. Together with their supervisors, employees identify annual goals and, at the end of the year, provide their own self assessments as to goal achievement and defined core competencies. Employees are reviewed based on the same criteria by both their managers and a second-level reviewer. The results of each annual assessment inform short term incentive compensation and career advancement decisions and are reviewed with employees in one-on-one sessions with their managers.

Succession Planning

We maintain a formal succession planning process and career mapping framework that is designed to work in concert with our performance management processes and ensure a systematic and ongoing dialog regarding career development and succession planning at both the individual employee level and more broadly at an enterprise level. We believe that the robust and systematic nature of these programs is critical to optimizing our talent management and ensuring sustainably high-quality management of our business over the long term.

Our Corporate Governance Environmental and Social Sustainability	ATI 2021 Proxy Statement	25

Diversity and Inclusion

Ultimately, continuing ATI’s long tradition of relentless innovation and operational excellence demands the contributions of leaders and other team members with a wide array of characteristics, backgrounds, experiences, knowledge and skills. One of the principal aspirations of our comprehensive human capital management effort is the cultivation of a workforce that is diverse in every sense and a climate of inclusion that promotes the development, advancement and well-being of our key talent. Simply put, for our business to continue thriving, we must attract, coach and retain the best, and that requires a commitment to workforce diversity.

To identify opportunities to improve our recruiting efforts and enhance the inclusiveness of our workplace culture, we collect and regularly review with our senior leadership various diversity statistics relating to gender, ethnicity, age, military service and other attributes, some of which are illustrated below. We also use our annual Employee Engagement Survey to solicit employee perceptions of the diversity and inclusiveness of our corporate culture. Quantitative analysis of our employee population, coupled with a more qualitative understanding of how we are perceived and of the particular challenges we may face as a manufacturing company in the specific regions in which we operate, helps to inform our policy decisions and initiatives related to workforce diversity.

Gender and Ethnic Diversity

We recognize that the proportions of women and ethnic and racial minorities included in our leadership and total workforce do not reflect the composition of the general population. However, we have long benefited from gender diversity on our Board, and women contribute to our business at the highest levels of senior leadership. In fact, we have been recognized for at least ten consecutive years by 2020 Women on Boards for having a Board comprised at least 20% of women, and in 2019, appointed Diane Creel as our Independent Board Chair, following her multi-year service as our Lead Independent Director. Additionally, two of the seven current members of our Executive Council, including our Executive Vice President, AA&S and HPMC and our Chief Human Resources Officer, are women.

Our most recent employee engagement survey results demonstrated year-over-year improvement in employee perceptions of the diversity and inclusiveness of our corporate culture. A majority of respondents agreed that as an organization we value diversity and cultivate a work environment that is accepting of individual differences. However, our ultimate goal is that all respondents take a positive view of our efforts to promote diversity and inclusion.

Veterans

Understanding that we have many opportunities to improve our diversity initiatives, we believe that ATI stands out in its efforts to support and provide career opportunities to veterans of the U.S. armed forces. More than 5% of our senior leadership and nearly 9% of our total employee population are military veterans. The defense market is critical to ATI and a growing component of our business, and we have a formal company-wide strategy and commitment to the recruitment, career development and retention of veterans and the extended military community. We value the contributions of our military community members and recognize the technical and leadership skills earned through the devotion to our company and country.

Diversity & Inclusion in Leadership	Employee and New Hire Diversity & Inclusion

•

We are committed to increasing the representation of women and of racial and ethnic minorities and military veterans of all backgrounds among our employee ranks. To support this objective, we have an enterprise-wide target for 80% of all job candidate slates to include a minimum of 30% diverse candidates.

26	ATI 2021 Proxy Statement	Our Corporate Governance

•

Additionally, we are making extensive efforts to identify and attract diverse candidates through comprehensive recruiting strategies that include, among other initiatives, campus partnerships with female and minority student chapters of targeted professional groups, such as the Society of Women Engineers, Society of Hispanic Engineers, and Society of Asian Scientists and Engineers at our partner universities and increased outreach through engagement with additional networking groups, such as the National Society of Black Engineers, the National Association of Black Accountants and the Association of Latino Professions in Accounting and Finance.

•

We believe that we are seeing the impact of our diversity initiatives. Notably, our 2020 new hires statistics outpace the composition of our existing employee base for both women and ethnic minorities. While military veterans as a proportion of our total workforce exceeds the percentage of veteran new hires in 2020, at 5.9% of 2020 new hires, our success in recruiting veterans during 2020 is consistent with the representation of military veterans in the general U.S. population. Military veterans comprise nearly 9% of our total workforce, or nearly 50% higher than their proportion of the general U.S. population.

INVESTOR OUTREACH AND STOCKHOLDER ENGAGEMENT

We value the input we receive from our stockholders. As part of our investor relations program, we engage in a structured communication program with certain investors, actively engaging with them throughout the year. We solicit their feedback on a variety of relevant matters, which may include corporate governance topics, our executive compensation program and sustainability initiatives, among other matters. Our goal is to be responsive to our stockholders and to ensure that we understand and address their concerns and observations.

Stockholder Engagement Cycle

Our Corporate Governance Board Information	ATI 2021 Proxy Statement	27

INVESTOR OUTREACH—CREATING A COLLABORATIVE DIALOGUE

Throughout the year, management conducts regular meetings and discussions with investors. Each Fall, we offer our largest stockholders a more structured opportunity for one-on-one discussions with representatives of our management team. As a result, during the fourth quarter of 2020, we conducted outreach sessions with several of our largest investors, covering topics of discussion including, among others:

• key current corporate governance policies and practices;

• our COVID-19 pandemic response;

• recent key leadership changes;

• continuing Board refreshment efforts and our Board’s focus on diversity of background, experience, skill and other characteristics;

• our Sustainability program; and • the ongoing success of our redesigned executive compensation.

Our 2020 outreach dialogue generally solicited very positive feedback from our investors, in particular with regard to the best practices reflected in our executive compensation programs.

BOARD INFORMATION

Board Independence

The Board does not consider Robert S. Wetherbee, President and Chief Executive Officer of ATI, to be independent. At its February 26, 2021 meeting, the Board determined that the remaining eight continuing directors are independent in accordance with NYSE listing standards, our own Board independence standards and applicable SEC rules.

Board Leadership Structure and 2021 Changes

Currently, our Board operates under the leadership of an Independent Board Chair. Our Board has the flexibility to determine whether it is in the best interests of ATI and its stockholders to separate or combine the roles of Chairman and Chief Executive Officer at any given time. In making that determination, the Board assesses whether the roles should be separated or combined based on its evaluation of the existing composition of the Board and the circumstances at the time.

In 2018 as part of its succession planning process, the Board considered the roles and responsibilities of the Chairman and the Chief Executive Officer in connection with the Company’s CEO transition and determined that the Company and its stockholders would be best served by separating the two roles. The Board made this decision to support Mr. Wetherbee’s ability to focus his attention and efforts exclusively on the development and execution of the Company’s near and longer-term strategies as he transitioned to his new role. The Board also determined that appointing an Independent Board Chair would enhance its level of independent oversight during this time of leadership transition.

In view of Mr. Wetherbee’s success in assuming his duties and responsibilities as our Chief Executive Officer and his well-established leadership capabilities, and given Ms. Creel’s pending retirement as Independent Board Chair, our Board reassessed its leadership structure. After careful consideration, the Board determined that the Company and its stockholders will be best served by re-combining the roles of Board Chair and Chief Executive Officer. Accordingly, it is anticipated that concurrently with the conclusion of the 2021 Annual Meeting, Mr. Wetherbee will assume the role of Chairman, President and Chief Executive Officer, and J. Brett Harvey will become our Board’s Lead Independent Director.

Why the transition to a combined Board Chair and CEO role is best for ATI and our stockholders at this time

Our Board believes that combining the roles of Board Chair and Chief Executive Officer will promote unified leadership and direction for the Company and will facilitate the efficient implementation of our strategies to create shareholder value over the long-term. Additionally, the Board believes that Mr. Wetherbee, serving in both capacities, will effectively bridge communication between the Board and our management.

Our Board’s ability to maintain appropriate independent oversight of our business strategies and activities is enhanced by ATI’s existing strong governance structures and policies, such as:

•	establishing a Lead Independent Director;

•	appointing only independent directors to the standing committees of the Board; and

•	regularly scheduling executive sessions of the independent directors.

28	ATI 2021 Proxy Statement	Our Corporate Governance Board Information

OUR NEW LEAD INDEPENDENT DIRECTOR

First elected to the Board in 2007, J. Brett Harvey will now also serve as our Lead Independent Director. The Lead Independent Director is the principal liaison between the independent directors and the Board Chair on Board-wide issues.

Role and Responsibilities:

•   Preside, in the absence of the Chairman, at meetings of the Board, including executive sessions of the independent directors;

•   Call meetings of the independent directors when necessary and appropriate;

•   Facilitate communication with, and among, independent directors between meetings, when appropriate;

•   Advise the Chairman regarding schedules, agendas and the quantity, quality and timeliness of information for Board and committee meetings;

•   Serve as a contact for stockholders wishing to communicate with the Board other than through the Chairman, when appropriate;

•   Communicate with other external constituencies, as needed; and

•   Advise and consult with the Chairman on matters related to corporate governance and Board performance and generally serve as a resource for, and counsel to, the Chairman.

“    With his deep background in ATI’s business and service on your Board and his past experience serving as a public company chairman and chief executive, Brett is well-positioned to continue ATI’s long tradition of independent Board leadership and oversight.”

— Diane C. Creel, Retiring Board Chair

Our Corporate Governance Board Information	ATI 2021 Proxy Statement	29

Board and Committee Membership—Director Attendance at Meetings

During 2020, the Board of Directors held eight meetings, including a multi-day strategy meeting. In 2020, our current directors attended 100% of all Board meetings and meetings of Board committees of which they were members.

The independent, non-management directors meet separately in regularly scheduled executive sessions without members of management (except to the extent that the non-management directors request the attendance of a member of management). The Board Chair currently presides over meetings of the independent directors. Following the 2021 Annual Meeting, our Lead Independent Director will preside over such meetings.

A Board meeting is typically scheduled in conjunction with our Annual Meeting of Stockholders, and it is expected that our directors will attend the Annual Meeting absent good reason. In 2020, all directors attended our Annual Meeting of Stockholders, which was conducted virtually, due to the COVID-19 pandemic.

The table below provides information about the Board committee memberships that our independent directors currently hold. The table also shows the number of meetings held by each Board committee in 2020.

Board Committees

The Board has five standing committees: Audit Committee; Finance Committee; Nominating and Governance Committee; Personnel and Compensation Committee; and Technology Committee. All of the standing committees of the Board are comprised entirely of independent directors.

Each committee has a written charter that describes its responsibilities. Each of the Audit Committee, the Nominating and Governance Committee and the Personnel & Compensation Committee has the authority, as it deems appropriate, to independently engage outside legal, accounting or other advisors or consultants. In addition, each committee annually conducts a review and evaluation of its performance and reviews and reassesses its charter.

Director	Audit	Finance	Nominating and Governance	Personnel and Compensation	Technology

L. M. Ball	∎			∎	∎

H. J. Carlisle	∎	∎			∎

C. Corvi			∎	∎	CHAIR

D. C. Creel(1)			CHAIR	∎

J. C. Diggs	∎	CHAIR	∎

J. B. Harvey		∎	∎	∎

M. Kah	∎				∎

D. P. Hess		∎	∎	∎

D. J. Morehouse	∎				∎

J. R. Pipski	CHAIR	∎

J. E. Rohr				CHAIR

Number of Meetings held in 2020	7	6	5	6	2

(1)	Ms. Creel is the Board Chair. The Board Chair may attend each Committee meeting, except to the extent that a Committee requests to meet without the Chair present.

30	ATI 2021 Proxy Statement	Our Corporate Governance Board Information

Audit Committee

Number of 2020 Meetings: 7

Chair:

John R. Pipski*

Members:

Leroy M. Ball, Jr.*

Herbert J. Carlisle

James C. Diggs

Marianne Kah

David J. Morehouse

*Mr.Pipski and Mr. Ball meet the SEC criteria for an “audit committee financial expert” and the NYSE requirements for accounting or related financial management expertise.

Role and Primary Responsibilities:

Leads the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, and the performance of the Company’s internal audit function.

•   Responsible for the appointment, retention, compensation, evaluation, oversight and, as appropriate, termination of ATI’s independent auditors, including among other matters:

–   pre-approval of all audit and non-audit services to be performed by the independent auditors;

–   pre-approval of engagement fees;

–   review and approval of the annual audit plan;

–   oversight of auditor independence and internal quality and control procedures; and

–   periodic review of the experience and qualifications of the independent auditors’ lead partner and evaluation of compliance with applicable partner rotation requirements.

•   Maintains oversight of the Company’s internal audit function, including staffing levels and the annual internal audit plan.

•   Reviews, with the Company’s independent auditors and with management, the Company’s quarterly and annual financial statements and earnings releases and related SEC reports, including review and discussion of:

–   critical accounting policies and practices, new accounting pronouncements and related disclosures;

–   significant financial reporting issues and judgments and the treatment of complex or unusual transactions;

–   significant internal control matters, including recommendations as to the adequacy of the Company’s system of internal controls; and

–   critical audit matters and related disclosures.

•   Receives regular updates regarding the Company’s various compliance programs.

•   Responsible for oversight of major financial risk exposures, including cybersecurity risk, and mitigating actions and for reviewing, approving and ratifying any related party transaction.

Both the independent auditors and the internal auditors have full access to the Committee and meet on a routine basis without management being present.

Finance Committee

Number of 2020 Meetings: 6

Chair: James C. Diggs Members: Herbert J. Carlisle J. Brett Harvey David P. Hess John R. Pipski

Role and Primary Responsibilities:

Primarily responsible for making recommendations and providing guidance to the Board regarding major financial policies and actions of the Company.

•   Reviews and evaluates the Company’s debt and equity structure, dividends, authorized capital stock, and credit agreements.

•   Serves as named fiduciary of certain employee benefit plans maintained by the Company, which includes the:

–   appointment, evaluation and removal of employee benefit plan trustees and investment managers;

–   establishment of funding methods and policies;

–   review of funded status and investment policies and practices; and

–   appointment of plan administrators.

Our Corporate Governance Board Information	ATI 2021 Proxy Statement	31

Nominating and Governance Committee

Number of 2020 Meetings: 5

Chair: Diane C. Creel Members: Carolyn Corvi James C. Diggs J. Brett Harvey David P. Hess

Role and Primary Responsibilities:

Responsible for overseeing corporate governance matters.

•   Oversees the annual evaluation of the Board and its committees.

•   Recommends director nominees to the Board, including evaluation of new candidates and current directors who are being considered for re-election.

•   Makes recommendations to the Board concerning committee membership and Board composition.

•   Administers ATI’s director compensation program.

Personnel and Compensation Committee

Number of 2020 Meetings: 6

Chair:

James E. Rohr

Members:

Leroy M. Ball, Jr.

Carolyn Corvi

Diane C. Creel

J. Brett Harvey

David P. Hess

Each member of the Personnel and Compensation Committee is a “non- employee director” of the Company as defined under Rule 16b-3 of the Securities Exchange Act of 1934.

Role and Primary Responsibilities:

Primarily responsible for establishing and annually reassessing the Company’s executive compensation program and executive compensation philosophy.

•   Reviews, with outside compensation consultants and other advisors, the compensation policies and practices at peer companies.

•   Oversees CEO and other executive officer compensation.

•   Reviews and approves corporate goals and objectives relevant to CEO and other executive officer compensation, evaluates the CEO’s performance in light of those goals and objectives, and determines and approves the CEO’s compensation level (either as a Committee or together with the other independent directors) based on this evaluation.

•   Reviews and approves non-CEO executive officer compensation and makes recommendations to the Board regarding incentive compensation plans and equity-based plans that require Board approval.

•   Reviews and approves recommendations from management within plan parameters regarding the compensation of other executives. The Committee may not delegate any authority under those plans for matters affecting the compensation and benefits of the Company’s executive officers.

•   Administers ATI’s incentive compensation plans.

•   Monitors and encourages the development of intellectual capital.

•   Reviews management succession planning and makes recommendations to the Board concerning executive management organization matters generally.

The Personnel and Compensation Committee has the sole authority to retain, approve fees and other terms for, and terminate any compensation consultant used to assist the committee in the evaluation of CEO or other executive compensation. The Committee also may obtain advice and assistance from internal or external legal, accounting or other advisors.

•   The Committee has retained an independent compensation consultant, Meridian Compensation Partners, LLC.

•   The Committee also utilizes external legal advisors and assesses the independence of its advisors.

Please see the “Executive Compensation — Compensation Discussion and Analysis” section of this Proxy Statement for more discussion about the Committee’s role in executive officer compensation.

Technology Committee

Number of 2020 Meetings: 2

Chair: Carolyn Corvi Members: Leroy M. Ball, Jr. Herbert J. Carlisle Marianne Kah David J. Morehouse

Role and Primary Responsibilities:

Primarily responsible for reviewing changing technologies and evaluating how they affect ATI and its technical capabilities and competitive position.

•   Considers the impact of technologies on the well-being of the Company.

•   Assesses ATI’s technical capabilities in relation to corporate strategies and plans.

•   Makes recommendations to the Board concerning priorities, asset deployment, and other matters relating to the Company’s technical activities.

32	ATI 2021 Proxy Statement	Our Corporate Governance Board Information

Board Self-Assessment

Annually, our Board Chair facilitates the Board’s own self-assessment process, the results of which help to inform Board-level discussions regarding Board and Committee composition, Board succession planning and potential director candidates, corporate governance practices and other matters.

Our Corporate Governance Board Information	ATI 2021 Proxy Statement	33

Board’s Role in Risk Oversight

The Board, as a whole, actively oversees the risk management of the Company. Enterprise risks—the specific financial, operational, business and strategic risks that the Company faces, whether internal or external—are identified and prioritized by the Board and management together, and then each specific risk is assigned to the full Board or a Board committee for oversight.

Board/Committee Primary Areas of Risk Oversight

34	ATI 2021 Proxy Statement	Our Corporate Governance Director Compensation

Cybersecurity Risk Management and Oversight

ATI recognizes the increasing significance that cybersecurity has to our operations and the success of our business. We also recognize the need to continually assess cybersecurity risk and evolve our response in the face of a rapidly and ever-changing environment. We appointed a Chief Digital & Information Officer in 2019 and, to enhance an already comprehensive cybersecurity program, appointed a Chief Information Security Officer to lead our efforts to address and mitigate digital technology risks in partnership with ATI’s business leaders.

In 2020, the need to ensure cybersecurity while enabling a comprehensive and highly-reliable remote working environment for a significant proportion of our workforce was a central component of our response to the COVID-19 pandemic. Throughout 2020, special attention was and continues to be given to improving and implementing Cybersecurity Maturity Model Certification controls in support of protecting ATI’s technology and customer data.

Additionally, we have a robust Cybersecurity Incident Response Plan in place that provides a documented framework for handling high severity security incidents and facilitates coordination across multiple parts of ATI. We routinely perform simulations and drills at both a technical and management level. We incorporate external expertise and reviews in all aspects of our program, and all personnel receive regular cybersecurity awareness training.

As part of its program of regular oversight, the Audit Committee is responsible for overseeing ATI’s cybersecurity risk. The Audit Committee receives quarterly reports from the Chief Digital Information Officer and the Chief Information Security Officer on ATI’s cybersecurity risk profile and enterprise cybersecurity program.

Process For Communicating With Directors

We maintain a process for stockholders and interested parties to communicate with the Board, the Board Chair, or any individual director.

ATI stockholders or interested parties who want to communicate with the Board, the Board Chair or Lead Independent Director, or any individual director can write to:

Board Chair/Lead Director c/o Corporate Secretary Allegheny Technologies Incorporated 1000 Six PPG Place Pittsburgh, PA 15222-5479
or call: 1-877-787-9761 (toll free).

Your letter or message should indicate whether you are an ATI stockholder.

Depending on the subject matter, the Board Chair or Lead Independent Director and/or Corporate Secretary will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly when, for example, it is a request for information about the Company or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature or it relates to an improper or irrelevant topic.

At each Board meeting, the Corporate Secretary presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors on request.

DIRECTOR COMPENSATION

Board of Directors’ Role and Compensation

Non-employee directors receive compensation for their service that is designed to fairly compensate them for their Board responsibilities and align their interests with our stockholders. The Nominating and Governance Committee periodically reviews and evaluates our non-employee director compensation program to ensure that it is competitive with ATI’s industry peers and best practices and serves the purposes of attracting and retaining high quality directors. The Nominating and Governance Committee uses an independent consultant, Meridian Compensation Partners LLC, which is the same consultant retained by the Personnel and Compensation Committee, to provide market and comparison data and information on current developments and practices in director compensation. ATI’s non-employee director compensation program is competitive and market-based.

Director Stock Ownership Guidelines

The Board encourages directors to obtain a meaningful stock ownership interest in ATI. Under the stock ownership guidelines applicable to all non-employee directors, each non-employee director is expected to own at least 10,000 shares of ATI Common Stock within five years of his or her initial election to the Board. Furthermore, directors are required to retain one-third of any awarded stock until compliance with the guidelines is achieved. Our Directors may opt to receive all or a portion of their cash retainer in shares of ATI stock.

Each of the directors complied with the guidelines as of December 31, 2020 or is reasonably proceeding with compliance as of the applicable five-year anniversary of his or her initial election to the Board.

Our Corporate Governance Director Compensation	ATI 2021 Proxy Statement	35

Elements of Director Compensation

Pay Component	2020 Compensation

Annual Retainer	$225,000 – $125,000 Cash – $100,000 Restricted Stock Value

Independent Board Chair Retainer	$150,000

Committee Chair Retainers	Audit Committee $20,000 Personnel and Compensation Committee $15,000 Finance, Nominating and Governance and Technology Committees $10,000

Board service travel expenses are also paid by the Company

In 2004, the Board froze and discontinued the Company’s Fee Continuation Plan for Non-Employee Directors. Under the frozen plan, an amount equal to the annual retainer fee in effect for 2004 (which was $28,000) will be paid annually to each member of the Board as of December 31, 2004, following the termination of his or her service as a Board member. In each case, the fee will be paid for each year of the director’s credited service as a director (as defined in the Plan) up to a maximum of ten years.

In response to the COVID-19 pandemic and its impact on our business, our Board elected to reduce director cash compensation by 20% beginning June 1, 2020, impacting quarterly installments for the third and fourth quarters of 2020, which is reflected in the following table. Our Board members’ compensation was restored to prior levels effective with the first quarter of 2021.

2020 Non-Employee Director Compensation

Name(1)	Fees Earned Or Paid In Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation	Total ($)

L. M. Ball	112,500	99,995	–	212,495

H. J. Carlisle	112,500	99,995	–	212,495

C. Corvi	61,250	161,242	–	222,492

D. C. Creel	272,500	99,995	–	372,495

J. C. Diggs	122,500	99,995	–	212,495

J. B. Harvey	56,250	156,241	–	212,491

D. P. Hess	112,500	99,995	–	212,495

M. Kah	112,500	99,995	–	212,495

D. J. Morehouse	56,250	156,241	–	212,491

J. R. Pipski	132,500	99,995	–	232,495

J. E. Rohr	0	227,492	–	227,492

Non-employee directors are not granted option awards or non-equity incentive plan compensation awards, and do not have company pensions or non-qualified deferred compensation earnings.

(1)	Robert S. Wetherbee, President and Chief Executive Officer, does not receive any compensation for his service on the Board.

(2)

This column reflects annual retainer fees, including committee Chair and Board Chair fees. During 2020, our non-employee directors had the option to receive all or a specified portion of such fees in restricted shares of our common stock. Ms. Corvi, Mr. Harvey and Mr. Morehouse each elected to receive ATI stock in lieu of 50% of the portion of his or her 2020 director compensation that would otherwise have been paid in cash, and Mr. Rohr elected to receive stock in lieu of any cash compensation for 2020.

(3)

This column reflects the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of the restricted stock awards granted to directors under the Company’s Non-Employee Director Restricted Stock Program. Shares granted in 2020 vest on the first anniversary of the date of grant, or earlier upon retirement, death or change of control, and expense is recognized over the vesting period. The fair value of nonvested stock awards is measured based on the average of the high and low trading prices for a share of the Company’s stock price on the date of grant.

36	ATI 2021 Proxy Statement	Related Party Transactions / Compensation Committee Interlocks and Insider Participation

Related Party Transactions

The Board has adopted a written Statement of Policy with respect to Related Party Transactions. The Policy applies to transactions or arrangements between ATI and a related person (namely directors, executive officers, and their immediate family members, and 5% stockholders) with a direct or indirect material interest in the transaction, including transactions requiring disclosure under Item 404(a) of Regulation S-K.

Under the Policy, no related party transaction may occur unless it is approved or ratified by the Audit Committee or approved by the disinterested members of the Board. The Audit Committee is primarily responsible for approving and ratifying related party transactions, and in doing so, will consider all matters it deems appropriate, including the dollar value of the proposed transaction, the relative benefits to be obtained and obligations to be incurred by the Company, and whether the terms of the transaction are comparable to those available to third parties.

Compensation Committee Interlocks and Insider Participation

No member of the Personnel and Compensation Committee is an officer or employee of the Company. No member of the Committee has a current or prior relationship, and none of our executive officers have a relationship, to any other company that is required to be described under the SEC rules relating to disclosure of executive compensation.

Stock Ownership Information	ATI 2021 Proxy Statement	37

Stock Ownership

Information

FIVE PERCENT OWNERS OF COMMON STOCK

The entities listed in the following table are beneficial owners of five percent or more of ATI Common Stock as of December 31, 2020, based on information filed with the SEC. In general, “beneficial ownership” includes those shares a person has the power to vote or transfer currently, and shares such person has the right to acquire within 60 days.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Of Class(1)

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	19,831,058	(2)	15.59%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	12,908,138	3)	10.14%

Capital International Investors 333 South Hope Street Los Angeles, CA 90071	11,430,419	(4)	8.98%

State Street Corp. State Street Financial Center, One Lincoln Street Boston, MA 02111	6,678,608	(5)	5.25%

Dimensional Fund Advisors 6300 Bee Cave Road Austin, TX 78746	6,562,319	(6)	5.15%

(1)	Percentages are based on shares of Company Common Stock outstanding as of March 22, 2021, as of which date there were 127,203,072 shares of Company Common Stock outstanding.

(2)

Based on a Schedule 13G/A filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), made on February 5, 2021 by BlackRock, Inc., reporting sole voting power with respect to 19,605,888 shares and sole dispositive power with respect to 19,831,058 shares at December 31, 2020.

(3)

Based on a Schedule 13G/A filing under the Exchange Act, made on February 10, 2021, by The Vanguard Group, reporting shared voting power with respect to 123,546 shares, sole dispositive power with respect to 12,689,260 shares, and shared dispositive power with respect to 218,878 shares at December 31, 2020.

(4)

Based on a Schedule 13G filing under the Exchange Act, made on February 16, 2021, by Capital International Investors, a division of Capital Research and Management Company, reporting sole voting power with respect to 9,559,019 shares, and sole dispositive power with respect to 11,430,419 shares at December 31, 2020.

(5)

Based on a Schedule 13G filing under the Exchange Act, made on February 5, 2021, by State Street Corp., reporting shared voting power with respect to 6,160,129 shares and shared dispositive power with respect to 6,678,608 shares at December 31, 2020.

(6)

Based on a Schedule 13G filing under the Exchange Act, made on February 12, 2021, by Dimensional Fund Advisors LP (“Dimensional”), reporting sole voting power with respect to 6,331,690 shares and sole dispositive power with respect to 6,562,319 shares at December 31, 2020. Dimensional notes that it furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (collectively, the “Funds”). In certain cases, Dimensional subsidiaries may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in its Schedule 13G/A are owned by the Funds, and Dimensional and its subsidiaries disclaim beneficial ownership of such securities.

38	ATI 2021 Proxy Statement	Stock Ownership Information Stock Ownership of Directors, Board Nominees and Executive Management

STOCK OWNERSHIP OF DIRECTORS, BOARD NOMINEES AND EXECUTIVE MANAGEMENT

The following table shows the shares of Common Stock reported to ATI as beneficially owned as of March 22, 2021 by the nominees for director, the continuing directors, each officer named in the Summary Compensation Table, and for all directors, officers and other statutory insiders as a group. Unless indicated otherwise below, the information provided in the following table is based on the Company’s records, information filed with the SEC, and information furnished by the respective individuals and includes as “beneficially owned” those shares that each such person has the power to vote or transfer currently, or the right to acquire within 60 days following March 22, 2021.

For biographical information regarding the beneficial owners, please see information under “Item 1—Election of Directors” and “Members of ATI’s Executive Management” of this Proxy Statement. The business address for each beneficial owner is c/o Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, PA 15222.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage Of Class

Leroy M. Ball	20,107	*

Herbert J. Carlisle	21,158	*

Carolyn Corvi	54,787	*

Diane C. Creel	68,984	*

James C. Diggs	49,980	*

Kimberly A. Fields	14,778	*

J. Brett Harvey	70,844	*

David P. Hess	16,693	*

Marianne Kah	18,693	*

Kevin B. Kramer	101,552	*

David J. Morehouse	47,679	*

Donald P. Newman	26,792	*

John R. Pipski	55,620	*

James E. Rohr	96,498	*

John D. Sims	5,809	*

Robert S. Wetherbee	128,795	*

All directors, nominees, named executive officers and other statutory insiders as a group (20 persons)	972,628	*

*Indicates beneficial ownership of less than one percent (1%) of the outstanding shares of Company Common Stock. As of March 22 2021, there were 127,203,072 shares of Company Common Stock outstanding.

(1)

The table includes aggregate restricted stock awards as follows: (a) 13,577 shares for each of Ms. Creel, Ms. Kah and Messrs. Ball, Carlisle, Diggs and Pipski; (b) 21,893 shares for Ms. Corvi, 21,214 shares for each of Messrs. Harvey and Morehouse, (c) 23,251 shares for Mr. Rohr; and (d) 521,043 shares held by all directors, nominees and officers as a group. The table includes shares jointly held with named individuals’ spouses. The table does not include restricted stock units granted to our NEOs in 2019, 2020 and 2021, none of which vest within 60 days following March 22, 2021.

Stock Ownership Information Members of ATI’s Executive Management	ATI 2021 Proxy Statement	39

MEMBERS OF ATI’S EXECUTIVE MANAGEMENT

The following lists our executive officers as of March 22, 2021.

Name	Biographical information

Robert S. Wetherbee, 61 President and Chief Executive Officer since January 2019	Mr. Wetherbee served as Executive Vice President, Flat Rolled Products, from January 2015 through December 2018, and prior to that, was President, ATI Flat Rolled Products from April 2014 to January 2015. He also served as President of ATI’s tungsten materials business from 2010 until early 2013, following a 29-year career with Alcoa Inc. At the conclusion of the 2021 Annual Meeting, he will become Chairman, President and Chief Executive Officer, succeeding Diane Creel as Board Chair.

Kimberly A. Fields, 51 Executive Vice President, AA&S and HPMC, since January 2021 (EVP, Flat Rolled Products from April-December 2019 and EVP, AA&S in 2020)	Ms. Fields joined ATI in April 2019 after serving as Group President at IDEX Corporation since 2015. Previously, Ms. Fields served as Executive Vice President for the integrated global steel producer EVRAZ, where she had full responsibility for all activities for the $2 billion North American Flat Products business. Prior to that, Ms. Fields was General Manager of Industrials for GE Energy, with global responsibility for growing GE’s penetration in metals, petrochemicals and mining segments, after holding a series of leadership positions with Alcoa, Inc., The Boston Consulting Group and Owens Corning Fiberglass.

Elliot S. Davis, 59 Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary since May 2011	Mr. Davis was Vice President and General Counsel from 2010 to May 2011. Previously, he served as Assistant General Counsel from 2008, when he joined the Company, to 2010. Prior to that, Mr. Davis was a partner of the law firm K&L Gates LLP, where he practiced for nearly 20 years in its corporate, mergers and acquisitions and securities group.

Timothy J. Harris, 46 Senior Vice President, Chief Digital and Information Officer since May 2019	Mr. Harris joined ATI in May 2019 after serving as Chief Information Officer at Andeavor from November 2016 to April 2019. Prior to that, he held a series of senior positions at Mylan N.V., including most recently Chief Technology Officer and head of Global Technology Services from June 2013 to March 2016. Before joining Mylan, Mr. Harris held several global technology roles for Aviva PLC, following over ten years in a variety of leadership positions at Rockwell Collins.

Kevin B. Kramer, 61 Senior Vice President, Chief Commercial and Marketing Officer since February 2014	Prior to joining ATI in February 2014, Mr. Kramer was President—Stoneridge Wiring Division and Vice President of Stoneridge, Inc., from May 2012 through January 2014. Previously, Mr. Kramer worked for Alcoa, Inc. from 2004 until 2012, where he served as President—Growth Initiatives and President—Wheel and Transportation Products.

Donald P. Newman, 56 Senior Vice President, Finance and Chief Financial Officer since January 2020	Mr. Newman joined ATI in January 2020, having served as Chief Financial Officer of Stelco Holdings, Inc. from August 2017 through December 2019. Previously, Mr. Newman was Chief Financial Officer of Headwaters Incorporated from December 2010 until it was acquired in May 2017. In previous roles, Mr. Newman served as Vice President – Controller and Interim Chief Financial Officer at Boart Longyear Limited and as Chief Accounting Officer at ACI Worldwide, Inc., and held leadership roles in accounting, finance and financial planning and analysis for over 12 years at NRG Energy, Inc.

Elizabeth C. Powers, 61 Senior Vice President, Chief Human Resources Officer since November 2014	Ms. Powers served as Vice President, Human Resources and Chief Administrative Officer for Dresser-Rand Group, Inc. from 2010 until 2012 and from 2005 to 2009. She was named Vice President, Human Resources of Dresser-Rand Group in April 2004. From 2012 until she joined ATI in November 2014, Ms. Powers worked in academia. In 2009 and 2010, Ms. Powers worked in the public policy and non-profit sectors.

Karl D. Schwartz, 57 Vice President, Controller and Chief Accounting Officer since January 2016	Mr. Schwartz served as Controller and Chief Accounting Officer from May 2011 to January 2016, and Controller and Principal Accounting Officer from 2010 to May 2011. Prior to that, Mr. Schwartz was Assistant Controller beginning in 2002, when he joined the Company.

40	ATI 2021 Proxy Statement

Item 2:

Advisory Vote to Approve Compensation of the Company’s Named Executive Officers

Each year we ask our stockholders to approve the compensation of ATI’s named executive officers. This proposal, commonly known as a “Say On Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

While this vote is advisory, and not binding on our Company, it provides valuable information to our Personnel and Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices. The Committee will consider the outcome of this vote when determining executive compensation for the remainder of 2021 and in future years. In 2020, our Say On Pay proposal received the support of 87% of the shares voted at our Annual Meeting, and since 2017, our Say On Pay proposals have received, on average, the support of 94% of the shares voted. We believe that ATI’s 2020 executive compensation is similarly and appropriately aligned with stockholder interests. Notably, in response to the COVID-19 pandemic, our NEOs’ base compensation was reduced by 20% for the period from May 1, 2020 to December 1, 2020, together with reductions in other compensation and benefits that remain in effect. Moreover, in spite of very significant disruptions to our business as a result of the ongoing pandemic, we did not take any action to revise or amend the previously-established company performance goals that determined the 2020 outcome of our short and long-term incentive compensation programs.

Using Executive Compensation to Create Long-Term Stockholder Value

The Committee continually reviews the compensation program for our NEOs to ensure that it achieves the desired goal of offering total compensation consisting of base salary that is competitive with an identified peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. When casting your Say On Pay vote, we urge you to consider:

Linking compensation to ATI performance

•	Approximately 85% of our CEO’s 2020 compensation opportunity was tied to performance and, therefore, “at risk.” Performance drives pay.

•

Our short-term cash incentive and long-term equity incentive plans are based on the attainment of business plan performance metrics, such as operating profit, EBITDA, net income, cash flow, return on capital, strategic goals, and total stockholder return relative to a peer group. These previously-established performance metrics were not revised or amended during the course of 2020 in response to the COVID-19 pandemic, in spite of its significant and ongoing negative impact on our business and the markets that we serve.

•	Payments with regard to the company performance-vested components of both our annual and long-term incentive programs are made only when at least threshold performance targets are achieved.

Aligning compensation to stockholder interests

•	All of the long-term incentive compensation opportunities for our NEOs are equity-based.

•	The business plan performance metrics that drive our performance-vested compensation programs are metrics that we believe correlate with the achievement of sustained profitable growth.

•	Our stock ownership guidelines for senior executives denote ownership as a multiple of base salary, prescribing 6X ownership for our CEO and 100% retention until ownership guidelines are met.

Item 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	ATI 2021 Proxy Statement	41

Before voting, we encourage you to read the “Compensation Discussion and Analysis” section to learn more about our executive compensation program. We ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Allegheny Technologies Incorporated approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders.”

Based on the recommendation of our stockholders at our 2017 Annual Meeting of Stockholders, and the Board’s consideration of that recommendation, we have determined that we will hold an advisory vote to approve the compensation of the Company’s named executive officers annually until the next required stockholder vote to recommend the frequency of such votes, which is expected to occur in 2023.

42	ATI 2021 Proxy Statement	Compensation Discussion and Analysis 1. Executive Compensation Summary

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses our executive compensation program and plans for our Named Executive Officers, or “NEOs”:

Robert S. Wetherbee

President and Chief Executive Officer

Kimberly A. Fields

Executive Vice President, Advanced Alloys & Solutions and High Performance Materials & Components

Kevin B. Kramer

Senior Vice President, Chief Commercial and Marketing Officer

Donald P. Newman

Senior Vice President, Finance and Chief Financial Officer

John D. Sims

Former Executive Vice President, High Performance Materials & Components

Patrick J. DeCourcy

Former Chief Financial Officer

Each of our NEOs, other than Mr. DeCourcy and Mr. Sims, is a member of our Executive Council, which also includes other key members of our senior management. Mr. DeCourcy served as Chief Financial Officer for a portion of January 2020 and retired in April 2020. Mr. Sims retired as of February 28, 2021.

TABLE OF CONTENTS:

Compensation Discussion and Analysis 1. Executive Compensation Summary	ATI 2021 Proxy Statement	43

1.	EXECUTIVE COMPENSATION SUMMARY

Our 2020 Business Performance

ATI’s business and financial performance was significantly affected in 2020 by the sudden onset of widespread uncertainty and sweeping challenges to the global community and economy due to the COVID-19 pandemic. Some of our most important end markets — such as the commercial aerospace industry — were among those most deeply impacted by the onset of the COVID-19 pandemic and its many repercussions. As a result, our business witnessed marked declines in customer demand for our products and, consequently, its financial performance.

In response to these challenges, we aggressively implemented cost reductions and other measures to limit the impact of rapidly changing market conditions on our bottom line. We also were able to leverage our customer relationships and reputation for operational excellence to grow our future market share in the industries and with the customers we serve.

While we experienced significant losses in 2020, we believe that the comprehensive actions we took helped to mitigate those losses, improve the efficiency of our business and, importantly, position our business for recovery and growth.

Executing Our 2020 Leadership Priorities

Preserved cash and maintained our strong liquidity position

•   Refinanced more than $200 million in long-term debt at an improved interest rate, ensuring that we have no significant debt maturities until 2023

•   Ended the year with total liquidity of over $950 million, including $646 million of cash on hand

Continued to reposition ATI as a growth-oriented aerospace and defense company to ensure that we are recovery-ready

•   Announced our 2021 exit from production of standard stainless steel products and streamline the operations of our AA&S segment

•   Redeployed capital to higher-margin opportunities, sharpening our focus on aerospace and defense

Supported customers through continued strong execution

•   Ensured ongoing production capabilities for our customers through our business continuity and safety measures

•   Earned new long-term customer commitments and increased market share

Adjusted our cost structure to match customer demand • Achieved nearly $150 million in cost savings for 2020 • Curtailed capital expenditures

Actions Taken to Reduce COVID-19 Business Impact

We took quick and decisive action in the first quarter to 2020 to ensure employee safety and curtail the spread of the virus in our workplace environment, which has enabled us avoid material operational disruption stemming from workplace transmission since the emergence of the pandemic.

Additionally, we adjusted our production levels to align with declining customer demand and effected other cost reductions to limit the impact of rapidly changing market conditions on our bottom line. These efforts included: rolling facility idlings; targeted adjustments to crewing levels and work schedules; staffing reductions through furloughs and layoffs; and reductions in salary and benefits for our board, executive leadership and nearly all of our salaried workforce. For our Directors and NEOs, these reductions included:

•	a 20% reduction in base salary levels for our NEOs and other executive leadership that extended from May 1, 2020 to December 1, 2020; and

•	a 20% reduction in the cash component of our Director compensation program for the second half of 2020.

Additionally, we curtailed planned capital expenditures for the year and reduced inventory, yielding meaningful improvements in working capital levels.

Through these difficult but necessary actions, ATI ensured ongoing production capabilities for our customers, preserved jobs for employees and maintained a strong balance sheet to ensure that we are recovery and growth ready when continued dynamic market conditions present opportunities for our business.

44	ATI 2021 Proxy Statement	Compensation Discussion and Analysis 1. Executive Compensation Summary

2020 Year End Performance

Financial and Operational Performance

Key Achievements

•	Preserved employee safety and maintained healthy workplace conditions

•	Continued operations with little facility disruption as a result of COVID-19 transmission

•	Obtained new long-term contract commitments with key customers

Liquidity and Balance Sheet

•	Ended the year with $646 million in cash on hand and over $300 million of available borrowing capacity under our revolving credit facility

•	Refinanced more than $200 million in long-term debt at favorable rates and extended debt maturity profile

Executing Our High-Value Strategy to Drive Profitability

Our 2020 Organizational Alignment

We re-aligned our organizational structure with our strategy to sharpen the focus of our business and optimize key assets.

High Performance Materials & Components (HPMC)

•   Forged Products: broad range of forging capabilities for aerospace & defense, plus other high-performance applications including isothermal, hot-die and closed-die forging.

•   Specialty Materials: broad range of nickel-based, cobalt-based and titanium-based alloy mill products and powers, and additive parts primarily for aero-engine and airframe applications.

Advanced Alloys & Solutions (AA&S)

•   Specialty Alloys & Components: (formerly part of HPMC segment) specialty alloys and refractory metals in all conventional product forms, including custom shapes and near-net shape components.

•   Specialty Rolled Products: (formerly part of Flat Rolled Products segment) specialty-grade flat products formed through unique process capabilities.

•   Standard Stainless Sheet Products: (formerly part of Flat Rolled Products segment) standard stainless sheet products for the North American market.

•   Joint Ventures

–  STAL: precision-rolled stainless strip

–  Uniti Titanium: commercially pure titanium products for target markets

–  A&T Stainless: stainless steel products (Idled)

Exiting Standard Stainless Sheet Products; Redeploying Capital to Higher-Return Opportunities

In December 2020, we announced that we will be exiting production of certain standard stainless products, our lowest margin product line, in 2021 and taking steps to streamline our Advanced Alloys & Solutions business, redeploying capital in ways that will enhance our specialty capabilities.

We believe these changes are necessary to meet the near-term challenges to our business and to create shareholder value by driving achievement of our key priorities for 2021 and beyond.

For a more detailed discussion of our business and analysis of our 2020 performance, read our 2020 Annual Report.

Compensation Discussion and Analysis 1. Executive Compensation Summary	ATI 2021 Proxy Statement	45

Pay For Performance

Paying for performance is a key attribute of ATI’s compensation philosophy. Fundamentally, ATI’s executive compensation program links compensation to the achievement of specific, predetermined financial and performance goals that further ATI’s business strategies. As such, a significant portion of our NEOs’ compensation is subject to the achievement of rigorous performance goals and, therefore, is “at risk.” The Company uses three-year performance measurement periods for all but our annual cash incentive plan in recognition of performance over a longer period of time and to mitigate compensation risk. In this way, our programs both reward actual performance and are effective in driving achievement of the Company’s underlying near and longer-term goals.

We believe that our compensation program is transparent and easy to understand, performance-driven and appropriately aligned with stockholders’ interests. Our program:

Places significant emphasis on financial results

•  Awards under our short-term cash incentive program to our CEO and Executive Council members are 90% contingent on ATI’s financial performance. The Personnel and Compensation Committee has the authority to reduce or eliminate the remaining 10% of these awards (which are contingent on the achievement of individual strategic goals) in order to align as closely as possible with stockholder interests.

•  70% of the long-term incentive awards to our NEOs and other senior executives are contingent on our performance over a multi-year period and include a shareholder return component to take into account our performance relative to our peers.

Aligns with our business strategies and performance

•  Our long-term incentive program incorporates 3-year equity performance-based incentives that are aligned with our business strategies.

•  Equity awards granted to our CEO and Executive Council are weighted 70% as performance stock units that vest based on our future achievement of financial metrics reflecting our long- term strategies and outlook.

Reflects competitive market data

•  Compensation levels for our NEOs and other senior executives are reviewed annually in light of market benchmarking data.

•  Our long-term equity incentive plan, adopted in 2020, provides for double- trigger change in control vesting across all awards.

•  We implemented robust stock ownership guidelines for executives, officers and other top leadership positions.

Principal Compensation Components

The following table summarizes the principal components of our executive compensation program. The Committee structures these elements to promote and reward financial performance through a variety of performance metrics and time horizons.

Pay Component	Time Horizon	Nature	Purpose

Base Salary	1 year	Fixed (based on median benchmark)	Attract and retain talent

Annual Performance Bonus	1 year	Variable\“at risk”	Drive near-term corporate and individual performance goals

Performance Stock Units	3 years	Variable\“at risk”	Drive medium-term performance goals

Restricted Stock Units	3 years	Time-based	Retain talent

2020 Pay For Performance

The compensation of our senior executives during 2020 reflects our financial results and the significant and unexpected challenges that faced our business as a result of the COVID-19 pandemic and related market conditions.

•

2020 Short-term incentive payments were below target: Our NEOs received short-term incentive payments under our annual incentive plan for 2020 that ranged from 16% to 80% of their respective target awards, reflecting significant and previously unanticipated declines in the Company’s financial performance during 2020, largely as a result of the COVID-19 pandemic.

•

Multi-year trends in short-term incentive reflect commitment to pay for performance: Our 2019 and 2018 payment of short-term incentive awards at greater-than-target levels followed near-target short-term incentive payments for 2017 and short-term

46	ATI 2021 Proxy Statement	Compensation Discussion and Analysis 1. Executive Compensation Summary

incentive payments for 2016 and 2015 that were either zero or significantly below target. This trend reflects the many challenges facing our business currently and during the 2015-2016 timeframe and the strong correlation between pay and performance inherent in our executive compensation programs.

•

Long-term incentive results similarly reflect cyclical challenges: Notably, as we sought to transform our business over the last several years, the results of our long-term compensation programs also contributed at times to below-target annual compensation for our NEOs. Specifically, a substantial portion of the long-term incentive awards granted to our NEOs for the performance periods ended in 2015, 2016 and 2017 did not vest, because the applicable performance criteria (including market performance as reflected in the total shareholder return component of certain awards) were not satisfied. As a consequence, our NEOs’ aggregate realized compensation was meaningfully lower than the target total annual compensation established for each of them. Awards with performance periods that ended in 2018, which were paid in early 2019, resulted in payments of 39% of each NEO’s target award. By contrast, our 2017 - 2019 PSU awards settled at 132.9% of target for our NEOs. This result reflected improvements in our business in 2017 and 2018 compared to earlier very challenging years. However, as reflected in the table below, our 2018 - 2020 awards settled in early 2021 at only 68.9% of target for our NEOs, consistent with the pandemic-related downturn that we have experienced since early 2020.

These results reflect the cyclical fluctuations in business performance that we have experienced over the last several years, further demonstrating our pay for performance culture.

					2018-2020 Performance Period Results
2018 – 2020 Financial Performance Goals	Relative Weighting (%)	Threshold	Target	Maximum	Actual Performance(2)	Actual Achievement (% of Goal Target)

Net Income(1)	50	$328	$655	$983	$452	68.9%

Return on Invested Capital	50	4.59%	8.81%	12.72%	7.48%	84.3%

						76.6%

+/- 20%TSR Modifier(3)					- 10%	68.9%

(1)	Threshold, Target, Maximum and Actual Performance dollar amounts shown in millions.

(2)

Actual Performance includes $1,432 million of adjustments, net of tax at a 5% tax rate, for restructuring and other charges, goodwill impairment, debt extinguishment, 2019 divestitures, and A&T Stainless joint venture impacts.

(3)

Based on the Company’s Total Shareholder Return for the 2018 – 2020 Performance Period relative to the total shareholder return (“TSR”) of a peer group of companies included in the S&P Midcap 400 Industrials and Midcap 400 Materials indices. For more information, please see page 58.

ATI Performance Impact on NEO Compensation

2020 NEO Performance-Based Compensation

Our NEOs, other than Mr. DeCourcy, received cash incentives for 2020 under our short-term incentive program, the 2020 Annual Performance Plan, at levels ranging from 16% to 80% of their respective target awards. Mr. DeCourcy was not eligible to participate in the 2020 program. The following table shows the compensation paid to each NEO based on ATI’s recent performance.

Named Executive Officer	2020 Base Salary ($)(1)	2020 Annual Performance Plan (APP) ($)	2018-2020 Performance Restricted Share Units($)(2)

Wetherbee	802,173	566,100	403,064

Newman	510,123	230,400	0

Fields	478,423	306,200	0

Sims	486,115	62,300	403,064

Kramer	446,915	187,600	353,163

DeCourcy	128,846	0	287,887

(1)

For the first two months of 2020, the base salary rates for Messrs. Wetherbee, Sims and Kramer and for Ms. Fields were $825,000, $550,000, $485,000 and $500,000, respectively. Mr. Newman joined the Company on January 6, 2020 with a base salary rate of $590,000. Mr. DeCourcy had a 2020 base salary rate of $500,000 until his April 2020 retirement. Effective in February 2020, base salary rates for Mr. Wetherbee, Mr. Kramer and Ms. Fields increased to $925,000, $510,000 and $550,000, respectively. Effective May 1, 2020, the company reduced each NEO’s base salary rate by 20%. This reduction remained in effect until December 1, 2020, when NEO base salaries were restored to their pre-reduction levels.

(2)

Based on ATI’s achievement of specific financial performance goals for the period from January 1, 2018 through December 31, 2020. The amounts shown reflect achievement at 68.9% of target, including the impact of the “TSR Modifier” component of the 2018-2020 PSU award, and a per share value of $21.28 per share, which was the average of the high and low trading prices for one share of our common stock on the NYSE on February 25, 2020. Mr. Newman joined the Company in January 2020 and Ms. Fields joined the Company in April 2019; therefore, neither received a 2018 grant.

Compensation Discussion and Analysis 1. Executive Compensation Summary	ATI 2021 Proxy Statement	47

2020 NEO Target Compensation Comparison to Realized Compensation

The following comparison of target compensation to realized compensation for our NEOs employed throughout 2020 demonstrates our ongoing commitment to compensating our leadership based on the Company’s performance and placing a significant proportion of senior executive compensation “at risk”:

Named Executive Officer	2020 Target	2020 Realized

Wetherbee	$6,081,250	$2,437,085

Newman	$2,242,000	$1,784,722

Fields	$2,090,000	$1,040,992

Sims	$2,090,000	$1,474,438

Kramer	$1,938,000	$1,476,072

Executive Compensation Highlights

WHAT WE DO:

Link compensation to ATI performance.

Performance drives pay. A significant portion of compensation opportunities for our NEOs is variable, meaning it is tied to performance. Cash and equity incentive plans are based on the attainment of business plan performance metrics. Payments are made only when at least threshold performance targets are achieved.

Balanced compensation program.

The compensation program includes complementary but diverse performance goals, a balance of types of compensation, and caps on the amount of compensation that can be awarded.

Compensation aligned with stockholder interests. Long-term incentive compensation opportunities for our NEOs are equity-based and tied to business plan performance metrics.
Double trigger change in control. ATI’s equity incentive plan, approved by our stockholders in 2020, includes double trigger change in control provisions that apply to equity awards under the plan.

Independent Compensation Consultant. Our Personnel and Compensation Committee works closely with an independent compensation consultant.

Clawback policy.

Clawback arrangements require the return of compensation to the extent that information used to calculate the achievement of earnings or other performance measures is subsequently determined to be materially incorrect.

Robust stock ownership guidelines for directors and executive management.

Our stock ownership guidelines for management include 6X base salary ownership for the CEO and require 100% retention until ownership guidelines are met.

Limits on severance arrangements. Severance arrangements limited to 2.99X base salary.

Board compensation risk oversight.

Our board regularly reviews various risks associated with our compensation program, which includes review of an annual risk analysis performed by our independent compensation consultant.

WHAT WE DON’T DO:

No employment agreements for executive officers.
No excise tax gross-ups in change in control agreements.
Executive perquisites. We do not pay executive perquisites such as personal air travel, club dues or tax gross-ups.

No hedging transactions or pledging of ATI stock by officers and directors. We prohibit officers and directors from hedging or pledging ATI stock.
No repricing of awards. No previously granted awards can be repriced or surrendered in exchange for new awards.

48	ATI 2021 Proxy Statement	Compensation Discussion and Analysis

2.	OUR COMPENSATION FRAMEWORK AND PHILOSOPHY

Role of the Personnel and Compensation Committee

The Committee’s primary responsibility is to design compensation plans that support the Board’s and management’s long-term strategic vision for ATI and to ensure that those plans support ATI’s goal of creating stockholder value over the long-term. Over the last several years, the Committee has emphasized design clarity and transparency to better communicate with our stockholders and to ensure that our compensation programs are aligned with evolving best practices.

The Committee is composed of six independent, non-employee directors. The Committee has the sole responsibility to carry out ATI’s overarching policy of linking its executive compensation program to the interests of its stockholders. The Committee is responsible for determining compensation for the NEOs and other members of the management Executive Council, which currently is comprised of seven members of senior management, including the CEO. The Committee also has the responsibility for oversight of the Company’s equity plans, variable compensation plans for management employees and management’s implementation of those plans to ensure a continuing source of leadership and succession planning for ATI. In addition, the Committee reviews compliance with independence standards applicable to ATI’s compensation consultant.

Role of Independent Compensation Consultants

The Committee, under its charter, has the sole authority to retain and terminate any compensation consultant used in the evaluation of executive compensation and has the sole authority to approve the retention terms of the consultant, including fees. The compensation consultant retained by the Committee is responsible only to the Committee. The Committee reviews the consultant’s qualifications, including independence. The Committee re-evaluates the consultant’s independence on an ongoing basis. The Committee may, at any time, contact the consultant without interaction from management.

For 2020, the Committee retained Meridian Compensation Partners, LLC, a nationally recognized executive compensation consultant, for benchmarking compensation and program design and advice on a variety of compensation related matters. Meridian, which the Committee determined is independent, provides no other services to ATI. Further, because Meridian is involved only in the business of executive compensation consulting, Meridian does not attempt to sell other services to the Company.

Our Philosophy

The Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. The Committee has developed a balance of annual and long-term programs using diverse criteria to discourage inappropriate risk taking. For the NEOs, the program consists of base salary, an annual performance-based cash incentive, longer-term performance-based equity compensation opportunities and a time-based equity component that is intended to serve as a retention tool.

The Committee views the executive compensation program as a management tool that, through a detailed and quantitative target-setting process, establishes challenging financial performance goals that encourage the management team to achieve or surpass ATI’s business objectives.

The Committee has determined that the executive compensation program should:

•

pay competitively by setting overall target compensation, which is realized when performance targets are met, in line with target compensation at peer companies and other companies and industries with which ATI competes for executive talent;

•	provide performance-oriented incentive pay opportunities that are linked to the interests of stockholders by putting substantial portions of potential compensation at risk;

•	support ATI’s business strategy by tying performance goals to specific annual and longer-term strategic objectives; and

•	retain executives who are essential to driving ATI’s strategies and future growth.

Competitive Compensation

The Committee reviews, with outside compensation consultants and other advisors, the compensation policies and practices at peer companies that ATI competes with for talent, or that are in our industry and serving our end markets. We use this information to help establish base compensation levels throughout the management organization at the approximate median of these groups. The variable components of our incentive awards provide opportunities to earn additional amounts if performance goals are met or exceeded, but do not pay out if performance goals are not met.

Compensation Discussion and Analysis 2. Our Compensation Framework and Philosophy	ATI 2021 Proxy Statement	49

Performance-Oriented and Linked to the Interests of Stockholders

The Committee believes that the more senior the manager, the larger the percentage of compensation that, over time, should be at risk. The goals and targets used across all management levels include both company-wide financial performance measures as well as pre-set goals within a particular participant’s area of responsibility. They are designed to encourage a team-oriented approach to achieving ATI profitability and strategic objectives and positioning the Company for the future challenges. The Committee scales compensation challenges and opportunities by level of responsibility and focuses performance on the measures that particular managers can most directly influence.

The Committee implements its pay for performance philosophy by using performance metrics that are linked to the interests of stockholders, such as operating profit, EBITDA, net income/earnings, total stockholder return, and/or strategic goals that are designed to help create stockholder value over the long-term. In 2020, performance goals focused on income, EBITDA, cash flow, and ROCE (return on capital employed). ATI’s business plans have focused on internal generation of the funds necessary for sustainable, profitable growth and product diversification.

Attract and Retain Talent

We designed our compensation program to attract and retain a deep pool of managerial talent, the members of which share ATI’s commitment to enhancing stockholder value in the short- and longer-terms. The Committee believes that the plans and performance goals included in our program will attract, challenge, and retain superior managers experienced in ATI’s businesses and direct their efforts toward achieving specific tasks that the Board and senior management determine to be necessary for profitable growth through business cycles.

50	ATI 2021 Proxy Statement	Compensation Discussion and Analysis 3. How We Determine Executive Compensation

3.	HOW WE DETERMINE EXECUTIVE COMPENSATION

Compensation Setting Process

Setting Compensation Levels and Opportunities

This section explains the Committee’s multi-step process for setting compensation levels and opportunities and validating our pay targets. The table below, and description that follows, summarizes the analyses involved in this process:

Review of Annual and Long-Term Business Plans
Nov. – Feb.	Responsibility/Purpose: Board and management/Aligning incentive compensation with business objectives	How It’s Used: To support determination of performance targets in incentive plans
Individual Performance Assessments
Nov. – Feb.	Responsibility/Purpose: Committee and CEO/Evaluating individual performance of CEO and, based on CEO input, the members of our management Executive Council

How It’s Used:

•   To determine each executive’s personal performance relative to the individual goals that comprise the 10% component of his or her short-term incentive award and to determine payments for the award period that recently ended

•   To assist in setting individual award opportunities for the next year/ award cycle

Company Achievement of Performance Goals
Jan. – Feb.	Responsibility/Purpose: Committee and management/Determining award payments based on Company performance in completed performance periods	How It’s Used: • To determine award payouts • Considered when determining appropriate performance goals for upcoming periods
Market and Peer Analysis
Sept. – Feb.	Responsibility/Purpose: Compensation consultants/Setting pay for our executives	How It’s Used: To set competitive base pay and short-term and long-term incentive targets and compensation opportunities for the next year/ award cycle
Pay and Performance Analysis
Ongoing	Responsibility/Purpose: Publicly available financial and compensation information/Evaluating pay and performance to validate individual compensation plans that were established in February	How It’s Used: To assess achievement under the incentive plans relative to Company and peer performance
Tally Sheets
Ongoing	Responsibility/Purpose: Compensation consultants/Internal compensation and benefits data; Evaluating total remuneration and internal pay equity of our executives

How It’s Used:

To evaluate the total remuneration and projected payments to the NEOs under various termination scenarios. This helps to determine if each executive’s compensation package is appropriately aligned with that of internal peers and whether any adjustments to our compensation plans or programs, or an individual’s pay package, is necessary

Stockholder Outreach
Ongoing	Responsibility/Purpose: Board/management/To obtain stockholder feedback on concerns and questions relating to plan design and performance	How It’s Used: To understand expectations of investors and monitor trends in executive compensation from the perspective of stockholders. Used to evaluate compensation policies, practices and plans.

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Near the end of each year, the Board (including members of the Committee) reviews ATI’s annual and long-term business and strategic plans with management. During the first quarter of the following year, the Committee reviews the Company’s year-end financial results and, based on its assessment of ATI’s achievement of the predefined financial goals and objectives, determines the extent to which awards with performance measurement periods that concluded at the end of the previous year are payable. During the first quarter of each fiscal year, the Committee authorizes compensation programs for the year and establishes specific financial performance goals for the performance period or periods applicable to awards under such programs in light of the Board approved business and strategic plans.

The Committee considers which incentive plans, award levels and performance goals would optimize the achievement of ATI’s future business objectives without introducing systemic risk driven by the executive compensation program. The Committee solicits the views of its advisors as to whether the plans under consideration reflect and support achievement of the Company’s short-term and long-term business objectives and strategies. The Committee also approves individual participation levels in the compensation plans for the CEO and members of the management Executive Council and directs executive management to establish participation levels in the plans for other eligible employees within the guidelines given by the Committee. Generally, prospective compensation opportunities under the long-term compensation plans are awarded during the first quarter.

Internal Pay Equity

Using market data, our independent compensation consultant advises the Committee on relative compensation among the Executive Council members, including the NEOs. In recognition of his ultimate management responsibility as President and CEO, base pay and compensation opportunities are significantly greater for the CEO than for the other NEOs. As a result, the Committee considers the ratios of CEO compensation opportunities and the compensation opportunities of each of the other NEOs in setting compensation opportunities. The ratio of the 2020 total realized compensation for Mr. Wetherbee, President and Chief Executive Officer, compared to the average of the compensation of the other NEOs, as reflected in the Total Realized Compensation Table, is approximately 1.69:1.

Benchmarking Peer Group

The Committee considers, with information provided by the compensation consultant, compensation practices across a peer group of manufacturing companies. The Committee uses the peer group as a reference in developing its executive compensation program and in determining the competitiveness of its executive compensation levels. The Committee also uses information regarding compensation practices across a broader survey of manufacturing companies as a check against the peer group information. Annually, the Committee reviews the composition of its peer group to ensure that the companies constituting the peer group remain relevant and provide meaningful comparisons for compensation and business purposes. ATI believes that there are no other public companies that engage in the full range of the Company’s specialty materials and components manufacturing, fabrication, marketing and distribution. Therefore, the Committee’s independent compensation consultant developed the following criteria to guide the selection of peer companies for benchmarking compensation. Specifically, peer companies should: 1) be competitors for business and/or executive talent and be primarily from the metals industry or adjacent sectors; 2) have stock prices reasonably correlated with ATI over the past five years indicating sensitivity to similar external market influences and 3) be reflective of the general complexity and business orientation of ATI, including with respect to global footprint, product lines and foreign competition.

CRITERIA FOR PEER GROUP COMPANY SELECTION

Generally, the peers selected have:

•   Revenues that approximate 50% to 200% of ATI’s with some flexibility;

•   Capital intensive businesses as indicated by lower asset turnover ratios (i.e., 0.5 to 1.5);

•   Higher stock price volatility, or “beta” (i.e., greater than 1.0);

•   Market capitalization reasonably aligned with ATI; Some flexibility for outliers that may be aligned from different perspectives (i.e., revenues, competition); and

•   Similar number of employees.

52	ATI 2021 Proxy Statement	Compensation Discussion and Analysis 3. How We Determine Executive Compensation

2020 Benchmarking Peer Group

As a result, for performance measurement periods under the executive compensation plans beginning on January 1, 2020, the Benchmarking Peer Group consists of the following companies:

PEER GROUP

COMPANIES

Arconic Corporation

Carpenter Technology Corp.

Commercial Metals Company

Crane Co.

Howmet Aerospace

Kennametal Inc.

Oshkosh Corporation

Reliance Steel & Aluminum Co.

Schnitzer Steel Industries, Inc.

SPX FLOW, Inc.

Steel Dynamics Inc.

Terex Corporation

The Timken Company

Trinity Industries Inc.

Valmont Industries, Inc.

Westinghouse Air Brake Technologies Corporation

Worthington Industries, Inc.

Source: Standard & Poor’s Capital IQ Database (Compustat financials)

Data represents each company’s fiscal year, which may not align with ATI’s fiscal year end of December 31

The peer group used for measuring the Company’s relative total stockholder return (“TSR Peer Group”) is different from the benchmarking peer group. The TSR Peer Group companies, though having a range of sizes, all remain aligned with ATI on the basis of relative similarity to one or more of the aspects of the Company’s businesses. These companies compete in one or more of the markets in which ATI competes, and the risk profiles typically assigned to those companies by the capital markets are similar to ATI. For further information, please see page 58.

Monitoring of Performance and Progress Throughout the Year

The Committee meets regularly during the year to monitor the Company’s performance, as well as the individual performance of members of our management Executive Council, relative to the incentive plan goals. At these meetings, the Committee is provided with current financial data and with internal status reports on key performance measures. The Committee uses this information to:

•	assess management’s interim progress toward achieving the predetermined performance goals and the potential payouts under the various executive compensation plans; and

•	assist in the evaluation of whether the compensation plans continue to support and direct performance as required to achieve the Company’s business goals.

Members of management attend portions of these meetings. The Committee also meets with its outside compensation and other advisors during non-management executive session in order to ensure independent feedback on all compensation related matters.

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4.	2020 EXECUTIVE COMPENSATION PROGRAM

2020 Executive Compensation Program

Our executive compensation program for 2020 consists of the following elements for our NEOs:

	Plan	Purpose	Relevant Performance Metric and Description
ANNUAL/SHORT TERM INCENTIVE	Base Salary	To provide fair and competitive compensation for individual performance and level of responsibility of position held.	Individual performance	FIXED
	2020 Annual Performance Plan	To provide performance-based annual cash awards for ATI and business unit performance to motivate and reward key employees for achieving our short-term business objectives and drive performance.	Mix of metrics, including: • ATI/ Segment EBITDA • Cash flow • Strategic/Individual goals	VARIABLE
LONG- TERM INCENTIVE	Long-Term Incentive Plan: Performance Stock Units (“PSUs”) (70%)	To provide performance-based equity compensation in the form of restricted stock units to drive ATI’s earnings and retain key managers.

Awards vest at the end of a three-year performance period based on achievement of specified goals tied to:

•  Net Income (50%)

•  Return on Capital Employed (50%)

•  20% +/- TSR modifier for Executive Council and other leadership participants.

	Long-Term Incentive Plan: Restricted Stock Units (“RSUs”) (30%)	To enhance the program’s ability to retain participants and drive long-term behavior by allowing for time-based awards.	The RSUs are time-vested awards that generally vest in equal annual installments on the first three anniversaries of the applicable grant date, subject to the award recipient’s continued employment by the Company.

Summary Analysis of 2020 Compensation

While our legacy long-term incentive programs continued to impact the compensation realized by certain of our NEOs in 2020, base salary and incentive award opportunities for 2020 further reflected the underlying approach and goals of our current program, which we substantially redesigned in 2016, the cyclical nature of our business and the unique challenges posed by the COVID-19 pandemic. Specifically, for 2020:

•

Base salary rates for Mr. Wetherbee, Ms. Fields and Mr. Kramer increased 12.1%, 10.0% and 5.2%, respectively, compared to 2019, in each case based on market median data for their respective positions and in consultation with our independent compensation consultants, Meridian Partners, and other advisors. Mr. Newman’s base salary was similarly determined based on market data when she joined the Company in January 2020. For each of our NEO’s, base salary was subsequently reduced by 20% from May 1, 2020 to December 1, 2020, when their salaries were restored to pre-reduction 2020 levels.

•

Our incentive programs promote our “one ATI” philosophy by placing greater emphasis on financial metrics that measure total ATI performance, rather than segment or individual results, for all participants.

•

Our incentive programs are heavily weighted toward performance-contingent awards, particularly for NEOs. Short-term incentive awards to our NEOs for 2020 were 90% contingent on total ATI and (as applicable) segment financial performance, and 70% of each 2020 long-term incentive award is performance-vested.

54	ATI 2021 Proxy Statement	Compensation Discussion and Analysis

The pie charts below show the mix of aggregate NEO compensation by type, form and length, at target for 2020:

2020 Target Pay Mix

Base Salary

The Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. Base salary is determined by market median data for their respective positions, individual performance and competitive pay positioning.

2020 Base Salaries

Named Executive Officer	2020 Base Salary ($)

Wetherbee	802,173

Newman	510,123

Fields	478,423

Sims	486,115

Kramer	446,915

DeCourcy	128,846

For the first two months of 2020, the base salary rates for Messrs. Wetherbee, Sims and Kramer and for Ms. Fields were $825,000, $550,000, $485,000 and $500,000, respectively. Mr. Newman joined the Company on January 6, 2020 with a base salary rate of $590,000. Mr. DeCourcy’s 2020 base salary rate was $500,000 until his April 2020 retirement. Effective in February 2020, base salary rates for Mr. Wetherbee, Mr. Kramer and Ms. Fields increased to $925,000, $510,000 and $550,000, respectively.

Effective May 1, 2020, the company reduced each NEO’s base salary rate by 20%. This reduction remained in effect until December 1, 2020, when NEO base salaries were restored to their pre-reduction levels.

Annual Performance Plan (“APP”)

The APP is a short-term cash incentive plan in which approximately 400 key employees (including the NEOs) participate. For Executive Council members, 90% of the performance goals are based on financial metrics, and 10% on strategic/individual goals, as described below. Mr. DeCourcy did not participate in the 2020 APP.

Financial Metrics for Corporate Participants (including our CEO)

Financial Metrics for Business Segment NEOs

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Performance Criteria. The performance goals for the 2020 APP were set in early 2020 based on ATI’s business and operations plans for 2020. Corporate-wide goals are established in a bottom-up process through which each business unit’s business plan and business conditions are separately reviewed in setting targets, as are the expectations for other performance factors at each business unit. The performance goals include a mix of financial targets and strategic and/or individual performance goals.

Level of Difficulty. The Committee sets the APP metrics so that the relative difficulty of achieving the target level is consistent from year to year. The objective is to establish target goals in any given year that are challenging yet achievable, with a much higher level of difficulty to achieve performance that generates the maximum payout.

Award Opportunities. The opportunities for the NEOs under the APP are granted at “threshold,” “target” and “maximum” levels expressed as a percentage of base salary and based on predetermined levels of performance. The Committee sets the potential award ranges as percentages of base salary for each NEO using comparative market data provided by our compensation consultant. In general, our short-term incentive program is designed so that the payout associated with achieving threshold performance is equal to 50% of target, while the payout associated with achieving the maximum performance level is capped at 200% of target. No payout with respect to the financial performance component is earned for performance below the threshold level.

Individual NEO Goals. While 90% of each NEO’s annual award opportunity under the APP is determined based on performance criteria relating to the financial and/or operational performance of our business, as described above, the remaining 10% of each NEO’s award is determined based on his or her personal performance relative to specific individual strategic goals. These goals are established early in the year and reviewed and approved by the Committee. Each NEO’s performance relative to his or her individual goals is evaluated at the end of the year, through a process that includes personal self-assessments, input and recommendations from our President and CEO and ultimately, review by the Committee, which performs its own assessment of our President and CEO’s personal performance and determines the amount of each NEO award. For 2020, our NEOs’ goals focused on, among other strategic matters, their respective roles in leading through the COVID-19 pandemic, addressing such matters as: maintaining workplace health and safety; ensuring robust liquidity; achieving cost savings and operational efficiencies and solidifying and expanding key customer relationships.

Under our APP program, the Committee has expressly reserved the broad discretion to reduce or eliminate any APP award that may otherwise be payable to one or more participants, including each NEO, if any facet of ATI’s financial or operational performance, especially in relation to the Committee’s expectations for workplace safety, the environmental impact of our business or other aspects of our annual performance with the potential to affect the sustainability of our business, is sub-standard in the view of the Committee. This discretion, coupled with the 10% personal goal component of our APP program, provides the Committee with flexibility to ensure that short-term incentives, while largely designed to drive achievement of financial performance goals, also reflect our values and other qualitative considerations that are important to our business and our stakeholders.

2020 Award Opportunities for NEOs

	Annual Incentive Opportunities (percentage of base salary)
Named Executive Officer	Below Threshold	Threshold	Target	Maximum

Wetherbee	0%	62.5%	125%	250%

Other NEOs	0%	40%	80%	160%

To calculate a potential award amount, the target percentage of salary for each NEO is multiplied by a formula based on performance.

Formula

2020 Target and Earned Amounts for Each NEO

	At Target (100%)		Actual
Named Executive Officer	Target (% of Base Salary)	Target Dollar Amount ($)	Actual Weighted Achievement (% of Target)	Earned/Paid Cash Award ($)

Wetherbee	125	1,002,716	56.5	566,100

Newman	80	408,099	56.5	230,400

Fields	80	382,739	80.0	306,200

Sims	80	388,892	16.0	62,200

Kramer	80	357,532	52.5	188,000

56	ATI 2021 Proxy Statement	Compensation Discussion and Analysis

2020 Performance Goals and Achievement Levels for the Named Executive Officers

Messrs. Wetherbee, Newman and Kramer:

The 2020 APP awards for Messrs. Wetherbee, Newman and Kramer were determined by (a) total ATI performance relative to the financial metrics and (b) each such executive’s individual performance relative to individual strategic goals. The following tables describe the relative weighting of each metric and the individual goals, as well as ATI’s and each executive’s relative level of achievement for the year:

		($ in millions)
Financial Performance Goals	Relative Weighting (% of Total Award)	Threshold	Target	Maximum	2020 Actual Performance(a)	2020 Actual Achievement (% of Goal Target)

ATI EBITDA	60	324	405	486		0

ATI Cash Flow	30	104	149	210		121.5

Aggregate Financial Performance	90					40.5

(a)

Actual 2020 APP Award performance included certain adjustments to both the EBITDA and Cash Flow metrics, including EBITDA adjustments for goodwill and long-lived asset impairments, debt extinguishment, charges and tariff impacts related to our A&T Stainless joint venture, and other restructuring charges. Cash flow adjustments include U.S. defined benefit pension plan contributions, severance payments to hourly employees, certain capital expenditures and CARES Act deferral of employer social security tax payments.

Aggregate Performance	Financial Performance Goals (90%)	Strategic/Individual Goals (10%)	Total 2020 Achievement (%)	Total 2020 Achievement ($)

Wetherbee	40.5	200	56.5	566,100

Newman	40.5	200	56.5	230,400

Kramer	40.5	160	52.5	188,000

Ms. Fields:

The 2020 APP award for Ms. Fields was determined by the achievement of goals relevant to both total ATI performance and performance of the AA&S segment, as well as her performance relative to individual strategic goals. Ms. Fields’ 2020 earned award was at 80% of target, resulting in an award of $306,200 as described in the following table:

Performance Goals	Relative Weighting (%)	2020 Actual Performance(a) ($ in millions except days-on-hand)	2020 Actual Achievement (% of Goal Target)

ATI EBITDA	30	208	0

AA&S EBITDA	30	125	0

AA&S Cash Flow	30	113	200

Individual/Strategic Goals	10		200

	100		80.0

(a)

Actual 2020 APP Award performance included the adjustments to ATI EBITDA as described above, in addition to AA&S Segment EBITDA adjustments for charges and tariff impacts related to our A&TS joint venture and AA&S Segment cash flow adjustment for CARES Act deferral of employer social security tax payments.

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Mr. Sims:

The 2020 APP award for Mr. Sims was determined by the achievement of goals relevant to both total ATI performance and performance of the HPMC segment, as well as his performance relative to individual strategic goals. Mr. Sims’ 2020 earned award was at 16% of target, resulting in an award of $62,200 as described in the following table:

Performance Goals	Relative Weighting (%)	2019 Actual Performance(a) ($ in millions)	2019 Actual Achievement (% of Goal Target)

ATI EBITDA	30	208	0

HPMC EBITDA	30	130	0

HPMC Cash Flow	30	154	0

Individual/Strategic Goals	10		160

	100		16.0

(a)

Actual 2020 APP Award performance included the adjustments to ATI EBITDA as described above, in HPMC Segment cash flow adjustment for certain capital expenditures, severance payments to hourly employees and CARES Act deferral of employer social security tax payments.

For further information about ATI financial performance, please see ATI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC.

Long-Term Incentive Plan (“LTIP”)

For our NEOs, 70% of the aggregate award under the long-term incentive portion of our redesigned compensation program, the Long-Term Incentive Plan, or “LTIP,” is performance-based and entirely contingent on the achievement of quantitative performance measures, while the remaining 30% of the LTIP award is time-based to provide retention incentives. Specifically, the LTIP consists of two components, including performance stock units (“PSUs”) that cliff vest based on the achievement of quantitative financial performance metrics over a three-year performance period and restricted stock units (“RSUs”) that vest in three equal annual installments, provided that the recipient remains employed by ATI on the applicable vesting date.

Vehicle	Performance	Vesting	Payout Range

Performance Stock Units (70%)	• Income (50%) • Return on Capital Employed (50%) • h or i TSR Modifier of 20% for Executive Council members and leadership level participants	3—Year performance period

For each Performance Metric*

Threshold = 50% of Target

Target = 100%

Maximum = 200% of Target*

* Resulting minimum payout is 25% of the aggregate target award (i.e., when minimum performance is achieved for one Performance Metric, but not the other). At the inception of the award period, the Committee can reduce the threshold and maximum payout levels at their discretion.

Restricted Stock Units (30%)	N/A	3—Year Ratable Vesting

Individual opportunities under the LTIP are granted at Threshold, Target and Maximum levels, which are expressed as a percentage of base salary.

Performance Stock Units

PSUs will vest to the extent that cumulative earnings (defined as income from continuing operations attributable to ATI) and ROCE (defined as net operating profit after taxes divided by average net assets) meet or exceed a Threshold, Target or Maximum level of performance set by the Committee at the beginning of the three-year performance measurement period. ROCE performance is averaged over the three-year performance measurement period. Whether the income or ROCE performance goals are met, and the extent to which the PSUs comprising a particular award vest, will be determined by the Personnel and Compensation Committee at the

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end of each three-year performance measurement period. When vested, each PSU will convert into a share of the Company’s common stock. No dividends are accumulated or paid on the PSUs.

Total Shareholder Return Adjustment. If the Committee determines that the income and ROIC goals for the 2019-2021 performance measurement period meet or exceed Threshold, the number of shares earned by NEOs may be increased or decreased by up to an additional 20% based on the Company’s TSR relative to the TSR of a peer group of companies, as follows:

TSR Modifier Structure

For 2020 awards, we used a peer group comprised of companies in the S&P Midcap 400 Industrials and Midcap 400 Materials Indices as our TSR peer group.

Restricted Stock Units

RSUs granted under the LTIP vest in equal annual installments on each of the first three anniversaries of their grant date, as long as the award recipient remains an employee of the Company on the relevant vesting date. If and when vested, each RSU converts into a share of Company common stock. No dividends accumulate or are paid on the RSUs.

Legacy Awards

In 2014 and 2015, the Company issued equity awards under certain legacy long-term equity incentive plans, including the Performance/ Restricted Stock Program (“PRSP”) and another separate long-term incentive plan, both of which were discontinued beginning in 2016, when they were replaced with our existing long-term incentive programs, with no new awards being made under either plan. However, because the terms of awards under the PRSP included multi-year performance and/or vesting schedules, legacy PRSP awards continued to impact the compensation realized by certain of our NEOs in 2020.

Under the PRSP, shares of performance-vested restricted stock were awarded to participants at the beginning of a three-year performance measurement period. Under the terms of the award, one-half of the stock-based award would vest, if at all, only upon ATI’s achievement of predetermined performance criteria for the applicable three-year performance period, while the remaining half of the award would vest upon the earlier of (i) five years from the date of grant, if the participant remained employed by the Company on that date (or if the participant had retired, died or become disabled), or (ii) the last day of the applicable three-year performance period, if the performance criteria were attained during the performance period.

One-half of each of the 2014-2016 and 2015-2017 awards were forfeited based on the Company’s financial performance during the applicable performance period. The remaining half of the 2014 award vested in February 2019, and the remaining half of the awards granted in 2015, the last year for which awards were made under the PRSP program, vested in February 2020.

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5.	TOTAL REALIZED COMPENSATION

When making determinations and awards under our incentive plans, the Committee looks to the actual dollar value of awards to be delivered to the NEOs in any given year, as illustrated by the Total Realized Compensation figures below. Total realized compensation for our NEOs was significantly challenged in 2020, reflecting the unanticipated and unprecedented consequences of the COVID-19 pandemic and other circumstances that negatively impacted our business, following results for 2019 and 2018 that reflected meaningfully improved results compared to the preceding several years. For example:

•	for 2017, Messrs. Wetherbee, DeCourcy, Kramer and Sims received total realized compensation equal to 70.8%, 73.5%, 71.4% and 73.4% of their 2017 target compensation levels, respectively, and

•	for 2016, received 42.0%, 66.3%, 80.3% and 82.4% of target, respectively.

In contrast, 2019 total realized compensation for Messrs. Wetherbee, DeCourcy, Kramer and Sims was 84.2,%, 150.3%, 145.2% and 137.5%, respectively, and for 2018 was 122%,120%, 115% and 122% of target, respectively, reflecting improved business results and conditions. As illustrated in the tables below, realized compensation for our NEOs in 2020 was significantly impacted by the COVID-related downturn that we are experiencing. These multi-year trends demonstrate our ongoing commitment to compensating our leadership based on the Company’s performance and placing a significant proportion of senior executive compensation “at risk”:

2016-2020 Total Realized Compensation as % of Target

CEO                                                                                             Other NEOs (Average)

2020 Target Compensation Comparison to Total Realized Compensation

Named Executive Officer*	2020 Target Compensation	2020 Total Realized Compensation	% of Target Realized

Wetherbee	$6,081,250	$2,437,085	40%

Newman	$2,242,000	$1,784,722	80%

Fields	$2,090,000	$1,040,992	50%

Sims	$2,090,000	$1,474,348	71%

Kramer	$1,938,000	$1,476,072	76%

* Mr. Newman joined the Company on January 6, 2020. Patrick J. DeCourcy, who served as the Company’s Chief Financial Officer for a portion of January 2020 and retired in April 2020, received nominal compensation during 2020. Mr. Sims retired effective February 28, 2021. See Summary Compensation Table for 2020 on page 63 for more information.

Total Realized Compensation is calculated as follows:

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6.	OTHER COMPENSATION PRACTICES AND POLICIES

Stock Ownership Guidelines

The Company maintains the following robust stock ownership guidelines for its executives, including the NEOs. These guidelines are designed to further link these executives’ interests with the interests of stockholders generally:

Executives are required to retain 100% of the after-tax value of shares issued upon the vesting of equity awards until the ownership requirement is satisfied.

We adopted our current guidelines in 2016, transitioning from using a fixed number of shares as the method of determining ownership to targeting a multiple of base salary, which we believe requires a meaningful level of ownership for all NEOs, even during the cyclicality in our markets and declining stock prices.

Each executive subject to the guidelines had until the later of February 25, 2021 or five years from the date of his or her promotion to one of the designated positions, as the case may be, to meet the guideline applicable to his/ her position. Accordingly, our CEO and each other NEO currently meets his or her ownership obligations under the guidelines, by either meeting the prescribed ownership target or proceeding reasonably toward meeting the requirement within the five-year grace period.

2020 NEO Stock Ownership Guidelines Compliance

*

Mr. Wetherbee’s ownership target through December 31, 2018 was 3x base salary, which his current ownership exceeds. When he became the Company’s President and Chief Executive Officer on January 1, 2019, his base salary was increased and his target increased to 6x base. Ms. Fields joined the Company in 2019 and Mr. Newman joined the Company in 2020. Each has five years to achieve his or her ownership guideline. Reflects December 31, 2020 closing price for ATI common stock on the NYSE of $16.77 per share.

No Hedging or Pledging of Stock

ATI policy prohibits directors, officers and key employees from engaging in publicly traded options and hedging transactions with regard to ATI securities. ATI policies also prohibit our officers and directors from pledging ATI stock to secure personal loans.

Adherence to Ethical Standard; Clawback Policy

Incentive awards (paid in cash or equity) are conditioned on adherence to the Company’s Corporate Guidelines for Business Conduct and Ethics, which are published on our website ATImetals.com. We have clawback provisions that provide for the return of compensation to the extent that information used to calculate achievement of earnings or other performance measures is subsequently determined to be materially incorrect (including but not limited to circumstances under which any such inaccuracy results in a financial restatement).

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Employment Agreements; Change in Control Agreements

ATI does not have any employment agreements with its NEOs.

The Company has change in control agreements with each NEO and certain other executives that provide for severance payments to each such executive in the event he or she is terminated from his or her position in connection with a change in control, as defined in and provided by the agreements. These change in control agreements do not include an excise tax gross-up provision. The change in control agreements are intended to better enable ATI to retain the NEOs in the event that it is the subject of a potential change in control transaction. Based on past advice from its compensation consultant, the Committee believes that the potential payments under these agreements are, individually and in the aggregate, in line with competitive practices.

For a more detailed discussion of these agreements, see the “Employment and Change in Control Agreements” section of this Proxy Statement.

Pension and Retirement Plans

ATI maintains qualified defined benefit pension plans, which have a number of benefit formulas that apply separately to various groups of employees and retirees. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in collectively bargained employment arrangements. Also, effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which salaried employees participate, which includes the defined benefit portion of the ATI Benefit Restoration Plan in which Messrs. Wetherbee, DeCourcy, and Sims participate. The Company continues to sponsor a qualified defined contribution plan and a non-qualified defined contribution restoration plan aimed at restoring the effects of limitations on defined contribution accruals imposed by the Code. For more information regarding the pension plans of the NEOs, see the Pension Benefits table and accompanying narrative.

Perquisites

ATI does not generally provide our executives with perquisites, such as the personal use of corporate aircraft without reimbursement to the Company, payment of club membership dues or tax reimbursement arrangements. ATI does provide a parking benefit to the NEOs who work at corporate headquarters on the same terms as provided to a broader group of corporate employees.

Tax Deductibility of Compensation Expense

In evaluating compensation program alternatives, the Committee considers, among other factors, the potential impact on the Company of Section 162(m) of the U.S. Internal Revenue Code, which generally places a $1 million limit on the amount of compensation paid to certain executive officers that a company can deduct in any one year. At the time that the Committee made some of the compensation decisions that impacted the 2020 realized compensation paid to our NEOs, and prior to 2018 changes to Section 162(m), compensation that was performance-based and provided under a stockholder-approved plan generally was exempt from the calculation of the $1 million deduction limit and was therefore deductible. Consequently, certain pre-2018 incentive opportunities established by the Committee for our executive officers were designed in a manner intended to be exempt from Section 162(m)’s deduction limitation, because they are paid based on achievement of pre-determined performance goals established by the Committee under our stockholder-approved equity incentive plan.

The exemption from Section 162(m)’s deduction limit for performance-based compensation was repealed, effective for tax years beginning after December 31, 2017. As a result, despite the Committee’s efforts to structure annual cash incentives and PSUs in a manner intended to be exempt from Section 162(m) and therefore deductible, no assurance can be given that performance-based compensation that was intended to be deductible will in fact be deductible for federal tax purposes because of ambiguities and uncertainties as to the future application and interpretation of Section 162(m), including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption of performance based compensation from the deduction limit.

While the Committee considers the deductibility of awards as one factor in determining executive compensation, the Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes. ATI’s pay for performance philosophy is a key tenant of our executive compensation programs, and performance based compensation is therefore likely to remain a central component of our overall executive compensation structure, irrespective of the extent to which such compensation may continue to be deductible for federal income tax purposes.

62	ATI 2021 Proxy Statement	Compensation Discussion and Analysis

COMPENSATION COMMITTEE REPORT

The Personnel and Compensation Committee (referred to in this Report as the “Committee”) has reviewed and discussed the preceding Compensation Discussion and Analysis with Company management. Based on this review and discussion, the Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2021 Proxy Statement. The Committee furnishes this Report for inclusion in the 2021 Proxy Statement and recommends its inclusion in ATI’s Annual Report on Form 10-K.

Submitted by:

PERSONNEL AND COMPENSATION COMMITTEE,

Members:

James E. Rohr, Chairman

Leroy M. Ball, Jr.

Carolyn Corvi

Diane C. Creel

J. Brett Harvey

David P. Hess

Compensation Discussion and Analysis Summary Compensation Table for 2020	ATI 2021 Proxy Statement	63

SUMMARY COMPENSATION TABLE FOR 2020

The following Summary Compensation Table sets forth information about the compensation paid by the Company to the Chief Executive Officer, the Chief Financial Officer, and each of the other three most highly compensated executives who were serving as executive officers as of December 31, 2020, as well as for a former executive officer who previously served as the Company’s Chief Financial Officer for a portion of 2020.

Name and Principal Position	Year	Salary ($)(4)	Bonus ($)(5)	Stock Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)(7)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(8)	All Other Compensation ($)(9)	Total ($)
Robert S. Wetherbee	2020	802,173	—	4,128,163	566,100	45,679	168,536	5,710,651
President and	2019	823,846	—	3,171,011	1,352,755	56,428	151,266	5,555,306
Chief Executive Officer	2018	522,981	—	1,104,837	751,419	—	90,703	2,469,940
Donald P. Newman(1)	2020	510,123	1,016,668	2,217,599	230,400	—	27,531	4,002,321
Senior Vice President, Finance and Chief Financial Officer
Kimberly A. Fields(2)	2020	478,423	—	1,135,245	306,200	—	74,372	1,994,240
Executive Vice President, AA&S and HPMC	2019	375,000	100,000	1,877,190	522,300	—	115,372	2,989,862
John D. Sims	2020	486,115	—	1,135,245	62,200	597,995	75,106	2,356,661
Former Executive Vice President,	2019	545,962	—	2,034,740	517,877	441,659	105,465	3,645,703
HPMC	2018	522,981	—	1,104,837	564,987	—	90,364	2,283,169
Kevin B. Kramer	2020	446,915	—	1,052,666	188,000	—	82,170	1,769,751
Senior Vice President, Chief	2019	480,962	—	1,537,930	610,629	—	103,692	2,733,213
Commercial & Marketing Officer	2018	458,654	—	968,033	577,134	—	80,587	2,084,408
Patrick J. DeCourcy(3)	2020	128,846	—	—	—	210,709	75,426	414,981
Former Chief Financial Officer	2019	500,000	—	1,585,490	646,800	123,614	113,044	2,968,948
	2018	497,308	—	1,052,202	621,794	—	92,109	2,263,413

(1)	Mr. Newman joined the Company in January 2020.

(2)	Ms. Fields joined the Company in April 2019.

(3)	Mr. DeCourcy served as the Company’s Chief Financial Officer for a portion of January 2020, prior to his retirement from the Company in April 2020.

(4)

Reflects actual amounts of base salary paid in 2020. In response to the COVID-19 pandemic, each NEO’s base salary rate for 2020 was reduced by 20% from May 1, 2020 to December 1, 2020, when such base salary rates were restored to their pre-reduction levels.

(5)

Includes (a) a one-time cash signing bonus payable to Mr. Newman when he joined the Company in January 2020 in the amount of $900,000, which is subject to repayment on a pro rata basis if Mr. Newman voluntarily terminates his employment with the Company prior to the third anniversary of his employment, or in full if the Company terminates Mr. Newman for Cause prior to the third anniversary of his employment, and (b) the first one-third installment of cash relocation compensation of $350,000 in the aggregate, payable to Mr. Newman in three equal installments on each January 31, 2020, 2021 and 2022.

(6)

Stock awards: The values in this column are based on the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made under the Company’s LTIP in 2020. For our NEOs, the 2020 LTIP awards were comprised 70% of PSUs and 30% of time-vested RSUs. The PSUs vest based on performance over a three-year performance period relative to predetermined metrics. The RSUs vest over three years based on employment service, with one-third of the award vesting on each of the first, second and third anniversaries of the grant date. Mr. Newman also received an RSU award when he joined the Company, a portion of which cliff vests on the third anniversary of the grant date, and a portion of which vests over three years based on employment service, with one-third of the award vesting on each of the first, second and third anniversaries of the grant date. Grant date fair values of the awards are calculated based on the expected outcome of the related performance conditions to which the awards are subject, as applicable. If maximum performance were to be achieved, the 2020 amounts for each NEO would be as follows: Mr. Wetherbee $5,856,341; Mr. Newman, $1,727,603; Ms. Fields, $1,610,502; Mr. Kramer, $1,493,360; and Mr. Sims, $1,610,502. Mr. DeCourcy did not receive a 2020 award. Fair values for the PSU awards at target were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the PSU performance measurement period. The per share fair value of PSU awards made to the NEOs in 2020 was $20.33. The fair value of nonvested restricted stock unit awards, or RSUs, are measured based on the stock price at the grant date. For the 2020 RSU awards under the LTIP, the values were calculated using the average of the high and low trading prices of the Company’s common stock on the date of grant (February 24, 2020), which was $19.44. See Note 18 to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for further information.

(7)	Non-equity Incentive Plan Compensation: Consists of performance-based (and not discretionary) cash awards paid under the 2020 APP.

(8)

Changes in Pension Value and Non-Qualified Deferred Compensation Earnings: The amounts reflect the actuarial change in the present value of the NEO’s benefits under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which salaried employees participate, which includes the defined benefit portion of the ATI Benefit Restoration Plan in which Messrs. Wetherbee and Sims participate. In 2020, the discount rate used was 2.6% and had the effect of increasing the pension benefit to the NEOs.

(9)

All Other Compensation: The values of any perquisites are calculated based on the aggregate incremental cost to the Company. The Company does not provide perquisites or personal benefits such as air travel or club memberships, or tax reimbursements relating to perquisites or personal benefits. Please see the All Other Compensation Table for 2020 that follows for additional information.

64	ATI 2021 Proxy Statement	Compensation Discussion and Analysis

All Other Compensation for 2020

Amounts in the “All Other Compensation Column” include the following:

Name	Nonqualified Defined Contribution Plans ($)(1)	Contributions made by the Company to 401(k) and Other Defined Contribution Plans ($)	Insurance Premiums ($)	Other ($)(2)	Total ($)

Robert S. Wetherbee	128,041	26,263	12,672	1,560	168,536

Donald P. Newman	—	20,752	5,607	1,173	27,531

Kimberly A. Fields	43,115	27,075	2,622	1,560	74,372

John D. Sims	40,244	26,546	8,316	—	75,106

Kevin B. Kramer	46,720	26,604	7,287	1,560	82,170

Patrick J. DeCourcy	52,142	21,544	1,320	420	75,426

(1)

Amounts relate to the Defined Contribution Restoration Plan. Under the Defined Contribution Restoration Plan, the Company supplements payments received by participants under the Company’s defined contribution plan by accruing benefits on behalf of participants in amounts that are equivalent to the portion of the formula contributions or benefits that cannot be made under such plan due to limitations imposed by the Code. See also the narrative discussion preceding the Non-Qualified Deferred Compensation Table.

(2)

For Messrs. Wetherbee, DeCourcy and Kramer and Ms. Fields, amounts are for parking. The parking benefit for the NEOs who work at corporate headquarters is provided on the same terms as to a broader group of corporate employees. For Mr. Newman, consists of amounts related to his relocation.

Compensation Discussion and Analysis Grants of Plan-Based Awards for 2020	ATI 2021 Proxy Statement	65

GRANTS OF PLAN-BASED AWARDS FOR 2020

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards: Number	Exercise Or Base	Grant Date Fair Value of
Name	Description(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock (#)	of Securities Underlying Options (#)	Price of Option Awards ($/sh)	Plan-Based Equity Awards ($)(2)

Wetherbee	APP		501,358	1,002,716	2,005,432

	RSU	2/24/2020							61,728			1,199,992

	PSU	2/24/2020				36,008	144,032	288,064				2,928,171

	Total		501,358	1,002,716	2,005,432	36,008	144,032	288,064	61,728			4,128,163

Newman	APP		204,050	408,099	816,198

	RSU	1/6/2020							49,333			999,980

	RSU	2/24/2020							18,209			353,983

	PSU	2/24/2020				10,622	42,489	84,978				863,636

	Total		204,050	408,099	816,198	10,622	42,489	84,978	67,542			2,217,599

Fields	APP		191,370	382,739	765,478

	RSU	2/24/2020							27,452			329,994

	PSU	2/24/2020				9,902	36,609	79,218				805,251

	Total		191,370	382,739	765,478	9,902	36,609	79,218	27,452			1,135,245

Sims	APP		194,446	388,892	777,784

	RSU	2/24/2020							16,975			329,994

	PSU	2/24/2020				9,902	36,609	79,218				805,251

	Total		194,446	388,892	777,784	9,902	36,609	79,218	16,975			1,135,245

Kramer	APP		178,766	357,532	715,064

	RSU	2/24/2020							15,740			305,986

	PSU	2/24/2020				9,182	36,278	73,456				746,680

	Total		178,766	357,532	715,064	9,182	36,728	73,456	15,740			1,052,366

(1)	Represents the Company’s Annual Performance Plan and Long-Term Incentive Plan, consisting of Performance Stock Units (PSU) and time-vested Restricted Stock Units (RSU).

(2)

The values in this column are based on the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718 and correspond to the aggregate values disclosed in the “Stock Awards” column in the Summary Compensation Table.

66	ATI 2021 Proxy Statement	Compensation Discussion and Analysis

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2020

		Stock Awards(1)
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)
Wetherbee	2/20/2018	3,927	65,856
	2/27/2019	20,509	343,936
	2/27/2019			71,782	(4)	1,023,784
	2/24/2020	61,728	1,035,179
	2/24/2020			144,032	(5)	2,415,417
		86,164	1,444,971	215,814		3,619,201
Newman	1/6/2020	49,333	827,314
	2/24/2020	18,209	305,365
	2/24/2020			42,489	(5)	712,541
		67,542	1,132,679	42,489		712,541
Fields	5/6/2019	20,980	351,835
	5/6/2019			25,780	(5)	432,331
	2/24/2020	16,975	284,671
	2/24/2020			39,609	(5)	664,243
		37,955	636,506	65,389		1,096,574
Sims	2/20/2018	3,927	65,856
	2/27/2019	13,160	220,693
	2/27/2019			46,060	(4)	772,426
	2/24/2020	16,975	284,671
	2/24/2020			39,609	(5)	664,243
		34,062	571,220	85,669		1,463,669
Kramer	2/22/2018	3,411	57,706
	2/27/2019	9,947	166,811
	2/27/2019			34,814	(4)	583,831
	2/24/2020	15,740	263,960
	2/24/2020			36,728	(5)	615,929
		29,128	488,477	71,542		1,199,760
DeCourcy
	2/27/2019			14,955	(4)	250,795
				14,955		250,795

(1)

This table relates to awards under the current LTIP, including time-vested RSUs granted in 2018, 2019 and 2020, which vest ratably in one-third increments over a three-year period, and performance-vested awards, or PSUs, for the performance measurement periods ending in 2020, 2021 and 2022. For Mr. Newman and Ms. Fields, a portion of the RSUs granted on January 6, 2020 and May 6, 2019, respectively, have three-year cliff vesting requirements.

(2)	The number of shares reported in this column represents the number of shares that would be awarded pursuant to the time-vested RSUs granted in 2018, 2019 and 2020.

(3)	Amounts were calculated using $16.77 per share, the closing price of Company Common Stock at December 31, 2020.

(4)

Consists of target PSUs granted under the LTIP in 2019. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2019 PSU grants are met at the end of the applicable three-year performance measurement period.

(5)

Consists of target PSUs granted under the LTIP in 2020. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2020 PSU grants are met at the end of the applicable three-year performance measurement period.

The Company does not issue stock option awards and has not issued stock options to its employees since 2003.

Compensation Discussion and Analysis Option Exercises and Stock Vested for 2020	ATI 2021 Proxy Statement	67

OPTION EXERCISES AND STOCK VESTED FOR 2020

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Wetherbee	45,313	900,276

Newman	—	—

Fields	10,044	181,997

Sims	42,564	850,927

Kramer	38,041	758,987

DeCourcy	34,740	690,989

(1)

Consists of: (a) 18,941 shares, 16,596 shares, 18,941 shares and 13,529 shares awarded to Messrs. Wetherbee, Kramer, Sims and DeCourcy, respectively, pursuant to their 2018 PSU awards, based on payout at 76.6% of their respective target awards; (b) 5,247 shares, 4,629 shares, 5,247 shares and 4,938 shares that vested for Messrs. Wetherbee, Kramer, Sims and DeCourcy, respectively, on the third anniversary of the grant date for the RSUs granted to each of them in 2017; (c) 3,927 shares, 3,441 shares, 3,927 shares and 3,740 shares that vested for Messrs. Wetherbee, Kramer, Sims and DeCourcy, respectively, on the second anniversary of the grant date for the RSUs granted to each of them in 2018; (d) 10,255 shares, 6,817 shares, 6,580 shares and 5,127 shares that vested for Messrs. Wetherbee, Kramer, Sims and DeCourcy, respectively, and 10,044 shares that vested for Ms. Fields, on the first anniversary of the grant date for the RSUs granted to each of them in 2019; and (e ) 6,943 shares, 6,558 shares, 7,869 shares, and 7,406 shares that vested for Messrs. Wetherbee, Kramer, Sims and DeCourcy, respectively, on the fifth anniversary of the grant date of the 2015 – 2020 PRSP award.

(2)

Amounts were calculated using: (a) $21.28 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on February 25, 2021, with respect to the 2018 PSUs; (b) $19.44 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on February 24, 2020, with respect to the 2017 RSU shares; (c) $20.40 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on February 21, 2020, with respect to the 2018 RSU shares; (d) $18.12 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on February 28, 2020, with respect to the 2019 RSU shares and (d) $18.62 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on February 26, 2020, with respect to the 2015 – 2017 PRSP shares.

The Company does not issue stock option awards and has not issued stock options to its employees since 2003.

PENSION BENEFITS FOR 2020

Name	Plan Name	Years of Credited Service (#)(3)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Wetherbee	ATI Pension Plan	3	145,627	—

	ATI Non-Qualified Benefit Restoration Plan	3	193,547	—

Newman(1)	N/A	—	—	—

Fields(1)	N/A	—	—	—

Kramer(1)	N/A	—	—	—
Sims	ATI Pension Plan	17	902,153	—

	ATI Non-Qualified Benefit Restoration Plan	17	2,337,391	—
DeCourcy(2)	ATI Pension Plan	8	453,594	15,256

	ATI Non-Qualified Benefit Restoration Plan	8	409,357	13,768

(1)	Messrs. Kramer and Newman and Ms. Fields do not participate in any defined benefit plans.

(2)	Mr. DeCourcy retired in April 2020.

(3)	Years of credited service reflect the number of years of service used for determining benefits for each individual during their participation under the respective plans.

68	ATI 2021 Proxy Statement	Compensation Discussion and Analysis Non-Qualified Deferred Compensation for 2020

Plan	Benefit Formulas and Retirement Information

ATI Pension Plan

Qualified defined benefit plan

The Allegheny Technologies Incorporated Pension Plan (“ATI Pension Plan”) is the result of the mergers of several plans previously sponsored by:

•   Allegheny Ludlum
Corporation (“Allegheny Ludlum”), and

•   Teledyne Inc. (“TDY”)

Effective December 31, 2014, the Company froze future benefit accruals under the ATI Pension Plan for all participating employees other than those with contractual employment arrangements.

The ATI Pension Plan has a number of benefit formulas that apply separately to various groups of employees and retirees, generally, by work location and job classification. A principal determinant of which formula applied prior to December 31, 2014 is whether the employee was employed by TDY, as in the case of Mr. Sims, at the time the respective companies became members of the controlled group that includes the Company. Mr. DeCourcy’s pension benefit formula included periods of service with both Allegheny Ludlum and TDY.

Allegheny Ludlum ceased pension accruals under its pension formula in 1988, except for employees who then met certain age and service criteria, which subsequently were frozen on December 31, 2014.

Each formula for Allegheny Ludlum and TDY multiplies years of service by compensation and then by a factor to produce a benefit amount payable as a straight life annuity. That benefit amount is reduced with respect to Social Security amounts payable to determine the annuity amount payable. Participants can choose alternate benefit forms, including survivor benefits. The Allegheny Ludlum and TDY definitions of service and compensation differ somewhat, as do the factors used in the respective formulas.

Our remaining NEOs who still have a pension benefit participated in the TDY subplan, which permits participants to retire at age 55 with at least 5 years of service.

ATI Benefit Restoration Plan

Non-Qualified benefit plan

Effective December 31, 2014, the Company froze future benefit accruals under the defined benefit portion of the ATI Benefit Restoration Plan, under which Messrs. Wetherbee, DeCourcy, and Sims participated.

Under the non-qualified ATI Benefit Restoration Plan, the Company accrues benefits for the NEOs that restore to eligible NEOs the amounts that cannot be paid to them under the terms of the Company’s defined contribution plans or the defined benefit plan (the ATI Pension Plan), in either case due to the limitations set forth in the Code. All NEOs are eligible to participate in the ATI Benefit Restoration Plan to the extent of benefits that cannot be accrued under the defined contribution plan in which the respective NEO participates.

Distributions under the ATI Benefit Restoration Plan are available only at the times and in the same forms as under the ATI Pension Plan, subject to payment delays to comply with Section 409A of the Code.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2020

Name	Registrant Contributions In Last FY ($)(1)	Aggregate Earnings In Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Wetherbee	128,041	7,559	—	401,462

Newman	—	—	—	—

Fields	43,115	807	—	50,109

Sims(3)	40,244	7,142	—	361,964

Kramer	46,720	5,016	—	258,297

DeCourcy(3)	52,142	5,807	(390,381)	—

(1)

Reflects contributions made pursuant to the non-qualified defined contribution portion of the ATI Non-Qualified Benefit Restoration Plan. Under the terms of the plan, the participants do not contribute; only the Company contributes to the plan on the participants’ behalf. These amounts are included in the “All Other Compensation” column of the Summary Compensation Table for 2020.

(2)

Aggregate earnings for the ATI Non-Qualified Benefit Restoration Plan are calculated on a daily basis, including current year contributions, multiplied by the interest rate on the Fixed Income Fund investment option in the Company’s qualified defined contribution plan, which averaged 2.37% for 2020.

(3)	Mr. DeCourcy retired in April 2020 and Mr. Sims retired in February 2021.

Compensation Discussion and Analysis CEO Pay Ratio	ATI 2021 Proxy Statement	69

CEO PAY RATIO

For 2020, our last completed fiscal year, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 80:1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

To identify our median employee and to calculate the annual total compensation of our median employee and that of our CEO, we used the following methodology, assumptions and estimates:

Selection of Determination Date	We selected October 1, 2020, as the date on which we would identify the median employee from our adjusted employee population.

Determination of Adjusted Employee Population

As of October 1, 2020, we had a total of 7,158 U.S. and non-U.S. employees. To establish the population for identifying our median employee, we excluded 652 employees who were on either leave or suspended status, as well as 310 employees located in a number of foreign jurisdictions under the 5% de minimis exception as shown in the table below.

Our remaining employee population as of October 1, 2020 consisted of approximately 6,206 employees working either full time or part time in the United States, Poland or China at our parent company and consolidated subsidiaries, including our majority-owned joint venture, STAL.

	Jurisdiction Excluded from Employee Population (number of employees estimated as of October 1, 2020)				Headcount at October 1, 2020 By Region

	United Kingdom	212	Singapore	3
	Germany	55	Taiwan	3
	France	15	Israel	1
	Japan	8	Italy	1
	Korea	6	Spain	1
	India	5

Identification of Median Employee

We compared the cash compensation, including wages, overtime, salary and bonuses, paid during our fiscal year 2020 for each employee who was included in our adjusted employee population as the consistently applied compensation measure used to identify the median employee among those included in the adjusted employee population.

•   As part of this analysis, we converted the compensation paid to non-U.S. employees from local currency to U.S. dollars using exchange rates in effect on December 31, 2020; and

•   annualized the compensation of each full-time or part-time employee who was hired in 2020 and included in the adjusted employee population.

Calculation of Annual Total Compensation

•   We determined the median employee’s 2020 annual total compensation to be $71,625, which is the amount that would have been reported for our median employee in the “Total” column of our 2020 Summary Compensation Table if she had been a Named Executive Officer for fiscal 2020.

•   We determined the CEO’s 2020 annual total compensation to be $5,710,651 which is the amount reported for Mr. Wetherbee, who served as our CEO throughout 2020, in the “Total” column* of our 2020 Summary Compensation Table.

*See Summary Compensation Table “Total” column (j) on page 63 of this proxy statement.

We believe the methodology, assumptions and estimates described above to be reasonable given our employee population. The SEC rules grant companies significantly flexibility in determining the methodology, assumptions and estimates used to comply with the requirements of this disclosure. As acknowledged by the SEC, this flexibility could reduce the comparability of disclosed pay ratios across companies. Therefore, our pay ratio may not necessarily be representative of or comparable to pay ratios disclosed by other companies in the industry or otherwise.

70	ATI 2021 Proxy Statement	Compensation Discussion and Analysis Employment and Change In Control Agreements

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Employment Agreements

ATI does not have any employment agreements with its NEOs.

Change in Control Agreements

The Company has agreements with each continuing NEO and certain other key employees to assure that it will have the continued support of the executive and the availability of the executive’s advice and counsel notwithstanding the possibility, threat or occurrence of a change in control. All members of the management Executive Council and certain other corporate officers have change in control agreements, none of which include any excise tax gross-up provision.

Under the agreements, a “change in control” is defined as:

•   an acquisition by any individual, entity or group (a “Person”) of beneficial ownership of 20% or more of either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

•   the completion of a tender offer pursuant to which 20% or more of the voting power of Company stock has been acquired, subject to limited exceptions;

•   a change in the composition of the Board such that the individuals who constitute the Board cease for any reason to constitute at least a majority of the Board, subject to limited exceptions for directors who are appointed or nominated for election by the incumbent Board;

•   the occurrence of a successful solicitation electing or removing 50% of the members of the Board or the Board consisting less than 51% of continuing directors;

•   the occurrence of a merger, consolidation, sale or similar business combination transaction, unless:

–   the existing beneficial owners of the Company’s outstanding stock immediately prior to the transaction continue to hold more than 50% of the equity and voting power of the resulting entity,

–   no person beneficially owns 20% or more of the outstanding equity of the resulting entity, except to the extent that such ownership existed prior to the transaction, and

–   at least a majority of the members of the board of directors (or, for a noncorporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

–   approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

In general, the agreements provide for the payment of severance benefits if a change in control occurs and, within 24 months after the change in control, either:

•

the Company terminates the executive’s employment without “cause,” which is defined to mean a felony conviction or plea of guilty to a charge of commission of a felony, breach of fiduciary duty owed to the Company involving personal profit, willful engaging by the executive in gross misconduct that is materially and demonstrably injurious to the Company, or intentional continued failure to perform stated duties after 30 days’ notice to cure; or

the executive terminates employment with the Company for “good reason,” which is defined to mean:

•   a material diminution of duties, responsibilities or status or the assignment of duties inconsistent with position,

•   relocation more than 35 miles from principal job location;

•   reduction in annual salary or material reduction in other compensation or benefits;

•   failure by the Company to cause a successor to assume and agree to perform the Company’s obligations under the agreement;

•   material diminution in the budget over which the Executive retains authority; or

•   purported termination other than as expressly permitted in the agreement.

Compensation Discussion and Analysis Potential Payments Upon Termination	ATI 2021 Proxy Statement	71

An executive officer entitled to severance benefits under a change in control agreement will be paid a lump sum cash payment generally within thirty days of the date of termination (except to the extent of compensation that is deemed to be “deferred compensation” under Section 409A of the Internal Revenue Code) equal to the sum of:

•

base severance consisting of base salary (based on the highest annual rate of base salary of the executive as in effect within two years prior to either his or her termination or the effective date of the change in control) plus annual cash incentive (at the greater of target for the year in which the change in control occurs or the actual amount paid for the year prior to the year in which the change in control occurs) times a multiple (which is 2.99x for Mr. Wetherbee and 2x for Ms. Fields and Messrs. Kramer and Newman);

•

aggregate amounts accrued through the date of termination (including but not limited to accrued but unpaid salary or cash incentive compensation and amounts accrued under any qualified, non-qualified or supplemental employee benefit plan); and

•	prorated annual incentive for the then uncompleted year measured at the greater of target or the level of performance achieved through the date of termination projected through the end of the year.

He or she will also be provided:

•

an additional lump sum payment equal to the incremental cost to the executive to maintain continued health and welfare coverage for the executive and, if applicable, his or her eligible dependents, under the Company’s group health plan(s) for a period of 36 months;

•	reimbursement for outplacement services up to $25,000 for Mr. Wetherbee and $15,000 for Ms. Fields and for Messrs. Kramer and Newman; and

•

for Mr. Wetherbee, credited service and full vesting under certain legacy supplemental pension plans in which he participates (and which were closed to new participants prior to the time that Ms. Fields and Messrs. Kramer and Newman joined the Company).

The agreements have a term of three years, which three-year term will continue to be extended until either party gives written notice that it no longer wants to continue to extend the term. If a change in control occurs during the term, the agreements will remain in effect for the longer of three years or until all obligations of the Company under the agreements have been fulfilled.

The Personnel and Compensation Committee has reviewed the change in control valuation, as well as the purposes and effects of the agreements, and determined that it is in the Company’s best interests to retain the change in control agreements on their terms and conditions.

POTENTIAL PAYMENTS UPON TERMINATION

The tables below reflect estimates of the amount of compensation in addition to the amounts shown in the compensation tables payable to each NEO in the event of termination of such executive’s employment by reason of retirement, death or disability, or within 24 months following a change in control to the extent such termination is without cause or the result of the executive’s resignation for good reason. The amounts shown assume that such termination was effective as of December 31, 2020. The closing price of Company Common Stock on the NYSE on that date was $16.77. The amounts shown are estimates of the amounts that would be paid out to the executives upon their termination under the circumstances specified. For purposes of the tables, calculations are based on the greater of the target award or the value earned for actual performance against the preset performance goals thorough the assumed date of termination. The actual amounts payable can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a NEO’s employment terminates, he or she may be entitled to receive amounts earned during his or her term of employment. Such amounts include:

•	non-equity incentive compensation earned during the fiscal year;

•	amounts contributed under the savings portion of the defined contribution plan and the Benefit Restoration Plan;

•	unused vacation pay; and

•	amounts accrued and vested through the ATI Pension Plan.

Payments Made Upon Retirement

In the event of the retirement of a NEO, in addition to the items identified above, he or she will be entitled (subject to the Company’s consent for certain amounts) to receive a prorated share of his or her outstanding equity awards when the shares subject to such awards would otherwise have become payable as a result of the passage of time or the achievement of the applicable performance criteria.

Consent of the Company is required for payments of awards under the long-term compensation plans upon retirement as described.

72	ATI 2021 Proxy Statement	Compensation Discussion and Analysis

Payments Made Upon Death or Disability

In the event of the death or disability of a NEO, in addition to the benefits listed under the headings “Payments Made Upon Termination” above, the NEO will be entitled to receive his or her outstanding equity awards (subject to proration in the case of the 2018 awards) and may receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as appropriate, each as generally available to all salaried employees.

Payments Made Upon a Change in Control

The Company is a party to a change in control severance agreement with each NEO that provides the NEO with payments in the event his or her employment is terminated by the Company for reasons other than cause or by the NEO for good reason (defined to include changes such as diminishment of pay, benefits, title or job responsibilities or transfer from the home office) within 24 months after a change in control. See the information under the caption “Employment and Change in Control Agreements” for definitions.

The tables below illustrate the amount of payments due in various circumstances. As noted, the column “Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 Months of a Change in Control)” assumes that there was a change in control at the December 31, 2020 closing price of $16.77 per share and all of the NEOs had a triggering event on December 31, 2020 and all cash amounts due, all deferred compensation enhancements, and all potential benefit payments were to be paid in a single lump sum.

Robert S. Wetherbee ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	6,810	0	0

Short-Term Incentive Compensation:

Accrued 2020 APP	0	566	0	0

Long-Term Incentive Compensation:

LTIP(2)	560	5,054	560	560

Other Benefits:

Non-qualified defined contribution plan	0	83	0	0

Non-qualified defined benefit plan(3)	0	46	0	0

Health & Welfare Benefits	0	57	0	0

Outplacement	0	25	0	0

Total	560	12,641	560	560

(1)  Includes the sum of Mr. Wetherbee’s base salary rate at December 31,2020 of $925,000 and $1,352,755 (the amount paid to Mr. Wetherbee under the 2019 APP), times his 2.99x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2018 – 2020 PSUs that vested at a rate of 68.9% of target on December 31, 2020 and the pro-rata portion of remaining PSU awards that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

(3)  The Company froze future benefit accruals under the non-qualified defined benefit pension plan effective December 31, 2014. In the event that Mr. Wetherbee retires, dies or becomes disabled, he (or his beneficiary) is entitled to receive amounts accrued and vested under the ATI Pension Plan, payable in the ordinary course, as described above and under the heading “Pension Benefits for 2020.” As also described above, such amounts are payable on a lump sum basis in the event that he is terminated without cause or resigns for good reason within 24 months following a change in control. The amounts presented above in the change in control column with respect to each such benefit plan represent the additional present value of such lump sum payment of pension benefits.

Compensation Discussion and Analysis Potential Payments Upon Termination	ATI 2021 Proxy Statement	73

Donald P. Newman ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	1,996	0	0

Short-Term Incentive Compensation:

Accrued 2020 APP	0	230	0	0

Long-Term Incentive Compensation:

LTIP(2)	315	1,845	315	315

Other Benefits:

Non-qualified defined contribution plan	0	35	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	51	0	0

Outplacement	0	15	0	0

Total	315	4,172	315	315

(1)  Includes the sum of Mr. Newman’s base salary rate at December 31, 2020 of $590,000 and $408,098 (his target award under the 2020 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the pro-rata portion of PSU awards that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

Kimberly A. Fields ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	2,145	0	0

Short-Term Incentive Compensation:

Accrued 2020 APP	0	306	0	0

Long-Term Incentive Compensation:

LTIP(2)	294	1,733	294	294

Other Benefits:

Non-qualified defined contribution plan	0	33	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	51	0	0

Outplacement	0	15	0	0

Total	294	4,283	294	294

(1)  Includes the sum of Ms. Fields’ base salary rate at December 31, 2020 of $550,000 and $522,300 (the amount paid to Ms. Fields under the 2019 APP), times her 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the pro-rata portion of PSU awards that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

74	ATI 2021 Proxy Statement	Compensation Discussion and Analysis Potential Payments Upon Termination

Kevin B. Kramer ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	2,241	0	0

Short-Term Incentive Compensation:

Accrued 2020 APP	0	188	0	0

Long-Term Incentive Compensation:

LTIP(2)	230	1,688	230	230

Other Benefits:

Non-qualified defined contribution plan	0	31	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	50	0	0

Outplacement	0	15	0	0

Total	230	4,213	230	230

(1)  Includes the sum of Mr. Kramer’s base salary rate at December 31, 2020 of $510,000 and $610,629 (the amount paid to Mr. Kramer under the 2019 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2018 – 2020 PSUs that vested at a rate of 68.9% of target on December 31, 2020 and the pro-rata portion of remaining PSU awards that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

John D. Sims ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	2,136	0	0

Short-Term Incentive Compensation:

Accrued 2020 APP	0	62	0	0

Long-Term Incentive Compensation:

LTIP(2)	276	2,007	276	276

Other Benefits:

Non-qualified defined contribution plan	0	33	0	0

Non-qualified defined benefit plan(3)	0	461	0	0

Health & Welfare Benefits	0	51	0	0

Outplacement	0	15	0	0

Total	276	4,765	276	276

(1)  Includes the sum of Mr. Sims’ base salary rate at December 31, 2020 of $550,000 and $517,877 (the amount paid to Mr. Sims under the 2019 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2018 – 2020 PSUs that vested at a rate of 68.9% of target on December 31, 2020 and the pro-rata portion of remaining PSU awards that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

(3)  The Company froze future benefit accruals under the non-qualified defined benefit pension plan effective December 31, 2014. In connection with his retirement, Mr. Sims became entitled to receive amounts accrued and vested under the ATI Pension Plan, payable in the ordinary course, as described above and under the heading “Pension Benefits for 2020.” As also described above, such amounts would have been payable on a lump sum basis had he been terminated without cause or had he resigned for good reason within 24 months following a change in control. The amounts presented above in the change in control column with respect to each such benefit plan represent the additional present value of such lump sum payment of pension benefits.

Item 3: Ratification of the Selection of Independent Auditors Audit Committee Pre-Approval Policy	ATI 2021 Proxy Statement	75

Item 3: Ratification of the Selection of Independent Auditors

Ernst & Young LLP (“Ernst & Young”) serves as our independent registered public accounting firm (the “independent auditors”). They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. The Audit Committee of the Board of Directors believes that Ernst & Young is knowledgeable about ATI’s operations and accounting practices and is well qualified to act in the capacity of independent auditors.

In appointing Ernst & Young as our independent auditors for the fiscal year ending December 31, 2021, and making its recommendation that stockholders ratify the selection, the Audit Committee considered, among other matters, whether the audit and non-audit services Ernst & Young provides are compatible with maintaining the independence of our outside auditors.

If the stockholders do not ratify the selection of Ernst & Young, the Audit Committee will reconsider the selection of Ernst & Young as the Company’s independent auditors.

Representatives of Ernst & Young will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions following the Annual Meeting.

AUDIT COMMITTEE PRE-APPROVAL POLICY

Under the Pre-Approval Policy, the Audit Committee reviews and approves all services to be provided by Ernst & Young before the firm is retained to perform any such services. Under this policy, the engagement terms and fees of all audit services and all audit-related services are subject to the approval of the Audit Committee. In addition, while the Committee believes that the independent auditor may be able to provide tax services to the Company without impairing the auditor’s independence, absent unusual circumstances, the Audit Committee does not expect to retain the independent auditor to provide tax services. Under the policy, the Committee has delegated limited pre-approval authority to the Chair of the Committee with respect to permitted, non-tax related services; the Chair is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all audit and non-audit services provided by Ernst & Young in 2020 and 2019.

INDEPENDENT AUDITOR: SERVICES AND FEES

The fees and expenses of Ernst & Young for the indicated services performed during 2020 and 2019 were as follows:

Named Executive Officer	2020	2019

Audit fees	$4,009,531	$3,837,920

Audit-related fees	$102,386	$131,284

Tax fees	$0	$0

All other fees	$5,200	$4,780

Total	$4,117,117	$3,973,984

“Audit fees” consisted of fees related to the annual audit of the Company’s consolidated financial statements and review of the consolidated financial statements in our Quarterly Reports on Form 10-Q, Sarbanes-Oxley Section 404 attestation services, audit and attestation services related to statutory or regulatory filings, the issuance of consents, and captive insurance company audits.

“Audit-related fees” consisted of fees related to certain due diligence services and an audit of a pension plan.

“All other fees” consisted of subscriptions to Ernst & Young’s web-based EYOnline accounting reference library in both periods.

76	ATI 2021 Proxy Statement	Audit Committee Report Roles and Responsibilities

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the year ended December 31, 2020.

ROLES AND RESPONSIBILITIES

The Audit Committee monitors and oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Committee reviews and discusses management’s report on internal control over financial reporting. Ernst & Young LLP, our independent auditor, is responsible for performing an independent audit of ATI’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to their conformity with U.S. generally accepted accounting principles, and for attesting to the effectiveness of the ATI’s internal control over financial reporting.

REQUIRED DISCLOSURES AND DISCUSSIONS

The Audit Committee has reviewed, met and held discussions with ATI’s management, internal auditors, and the independent auditors regarding the financial statements, including a discussion of quality, not just acceptability, of the Company’s accounting principles, and Ernst & Young’s judgment regarding these matters.

The Audit Committee discussed with the internal auditors and independent auditors matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States). The Committee met with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls over financial reporting, and the overall quality of ATI’s financial reporting. The Audit Committee has also discussed with Ernst & Young matters required to be discussed by applicable auditing standards.

The Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee also considered the compatibility of non-audit services with Ernst & Young’s independence. This information was also discussed with Ernst & Young.

COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission. The Board of Directors has approved this inclusion.

Submitted by:

AUDIT COMMITTEE:

Chair:	John R. Pipski
Members:	Leroy M. Ball, Jr.
Herbert J. Carlisle
James C. Diggs
Marianne Kah
David J. Morehouse

Annual Meeting Information 2021 Annual Meeting of Stockholders — Questions and Answers	ATI 2021 Proxy Statement	77

Annual Meeting Information

2021 ANNUAL MEETING OF STOCKHOLDERS — QUESTIONS AND ANSWERS

1.	Why are you conducting the 2021 Annual Meeting virtually?

After careful consideration, and in light of continued public health concerns regarding the coronavirus pandemic, we have decided to forego an in-person meeting this year in favor of a virtual meeting format only. The 2021 Annual Meeting of Stockholders will be held virtually on Thursday, May 20, 2021, at 11:00 a.m. Eastern Time. See “How can I attend and vote at the 2021 Annual Meeting?” below for more information.

The health and well-being of our employees and stockholders are paramount, and we are committed to conducting our operations, including the 2021 Annual Meeting, in a manner that safeguards their well-being and is consistent with prevailing federal, state and local public health guidelines. We believe at this time that the significant adverse public health implications of the ongoing COVID-19 pandemic warrant conducting the 2021 Annual Meeting in a manner that does not promote further propagation of the virus.

2.	How can I attend, vote and ask questions at the virtual 2021 Annual Meeting?

The 2021 Annual Meeting will be conducted exclusively by webcast at www.meetingcenter.io/271924418 on May 20, 2021 at 11:00 a.m. Eastern Time. We encourage you to access the 2021 Annual Meeting prior to the start time. Online access will begin at 10:45 a.m. Eastern Time.

We are committed to ensuring, to the extent possible, that our stockholders will be afforded the ability to participate at the virtual meeting like they would at an in-person meeting. You are entitled to participate, vote and submit questions at the 2021 Annual Meeting if you were a stockholder of record as of the close of business on March 22, 2021, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee. No physical meeting will be held.

For Stockholders of Record

Stockholders of record will be able to participate in the 2021 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. To access the live webcast of the meeting, you will need the following:

Username/Computershare Control Number: the 15-digit control number on the proxy card or the “Notice Regarding the Availability of Proxy Materials” (the “Notice”) you previously received

Meeting password: ATI2021

For Beneficial Owners

If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the 2021 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. (“Computershare”).

Requests for registration should be directed to Computershare by email at legalproxy@computershare.com no later than 5:00 p.m. Eastern Time, on Monday, May 17, 2021. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Beneficial owners who are unable to register in advance may still attend the 2021 Annual Meeting by visiting www.meetingcenter.io/271924418 as a “guest” but will not have the option to vote shares electronically or submit questions during the live webcast of the meeting. However, we have provided additional methods to ensure that all of our stockholders are afforded the opportunity to submit questions. See “To submit a question” below.

78	ATI 2021 Proxy Statement	Annual Meeting Information

To submit a question at the virtual 2021 Annual Meeting

In Advance of the Meeting. Stockholders may submit questions in advance of the meeting by emailing their questions, along with proof of ownership, to investors@ATImetals.com

During the meeting. You may submit questions during the live webcast of the meeting by visiting the meeting website at www.meetingcenter.io/271924418, entering your control number and the password, ATI2021. Once logged in, click on the “messages” icon at the top of the screen to type in your question, then click the arrow icon on the right to submit.

Those who attend the 2021 Annual Meeting as a “guest,” as described above, will not have the option to submit questions during the live webcast of the meeting. However, in order to ensure all stockholders are afforded the opportunity to submit questions, you may also email your question, along with proof of ownership, during the live meeting to investors@ATImetals.com.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

For technical support

If you encounter technical difficulties with the virtual meeting platform on the day of the meeting, a link on the meeting page will provide further assistance, or you may call 1-888-724-2416 or 1-781-575-2748.

3.	Will you make a list of stockholders entitled to vote at the 2021 Annual Meeting available electronically ?

We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting from May 9 through May 18, 2021 at our corporate offices or on request by email to investors@atimetals.com. The list will also be available to stockholders at www.meetingcenter.io/271924418 during the live webcast of the 2021 Annual Meeting.

4.	How do I obtain materials for the annual meeting?

We are making this Proxy Statement and ATI’s 2020 Annual Report available to our stockholders electronically via the internet. On or about April 5, 2021, we began mailing to stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Annual Report and how to vote online. Unless you request a printed copy of the proxy materials by following the instructions for requesting such materials contained in the Notice, you will not receive a printed copy of the proxy materials. This Proxy Statement and our 2020 Annual Report are available to you at envisionreports.com/ATI and on our website at ATImetals.com.

5.	Who is entitled to vote at the annual meeting?

If you held shares of Allegheny Technologies Incorporated common stock, par value $0.10 per share (“Common Stock”), at the close of business on March 22, 2021, you may vote your shares at the annual meeting. On that day, 127,203,072 shares of our Common Stock were outstanding.

In order to vote, you must follow the instruction provided on your proxy card to designate a proxy to vote on your behalf or attend the meeting and vote your shares during the meeting. Please return your proxy as soon as possible to ensure that your shares are represented and will be voted at the meeting, whether or not you plan to attend the meeting.

6.	How do I cast my vote?

There are four different ways you may cast your vote. You may vote by:

Telephone	using the toll-free number listed on each proxy or voting instruction card
Online	at the web address provided on each proxy or voting instruction card
Mail

marking, signing, dating and mailing each proxy or voting instruction card and returning it in the postage-paid envelope provided. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote on any particular item, your shares will be voted as the Board of Directors recommends for any such item.

Attending and voting during the Virtual Annual Meeting	only if you are a stockholder of record (that is, your shares are registered directly in your name on the Company’s books and are not held in “street name” through a broker, bank or other nominee).

If you are a stockholder of record and wish to vote by telephone or electronically through the Internet, then you will need to use the individual control number that is printed on your proxy card in order to authenticate your ownership. The deadline for voting by telephone or the Internet is 11:59 p.m. Eastern Time on May 19, 2021.

Annual Meeting Information 2021 Annual Meeting of Stockholders — Questions and Answers	ATI 2021 Proxy Statement	79

If your shares are held in “street name” (that is, they are held in the name of broker, bank or other nominee), or if your shares are held in one of the Company’s savings or retirement plans, then you will receive instructions with your materials that you must follow in order to have your shares voted. For voting procedures for shares held in ATI’s savings or retirement plans, see the response to question 16 below.

7.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered to be the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly, to vote electronically, or to vote in person at the Annual Meeting. If you have requested printed materials, we have enclosed a proxy card for you to use.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials is being forwarded to you by your broker, bank or nominee who is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal voting proxy from your broker, bank or nominee. If you requested printed materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

8.	I am a beneficial owner. Why do I need to request a legal proxy to be able to vote at the virtual meeting?

If your shares are held in an account at a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name” and the Notice was sent to you by your nominee. The bank, broker or other nominee holding your account is the stockholder of record for purposes of voting at the 2021 Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or nominee regarding how to vote the shares in your account. You are also invited to attend the 2021 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares or submit questions during the meeting unless you request and obtain a “legal proxy” from your bank, broker or other nominee.

This process is no different than if you chose to vote your shares at an in-person meeting. See “How can I attend, vote and ask a question at the 2021 Annual Meeting?” above for more information.

9.	What documentation can I provide as proof of my ownership?

You need to provide documentation showing that you owned Common Stock on the record date of March 22, 2021. Documentation includes a copy of one of the following:

•	your proxy card or voting instruction form;

•	the Notice received by postal mail or e-mail; or

•	an account statement or a brokerage statement reflecting your ownership of Common Stock as of March 22, 2021.

10.	If I submit my proxy do I still need to attend and vote during the virtual meeting?

If you have already submitted your proxy, there is no need to submit another proxy or vote at the 2021 Annual Meeting unless you wish to change or revoke your vote.

Whether or not you plan to participate in the live webcast of the 2021 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in this Proxy Statement.

11.	If I submit my proxy in advance, may I still attend the virtual meeting?

If you have already submitted your proxy, there is no need to submit another proxy or vote at the 2021 Annual Meeting unless you wish to change or revoke your vote, but you are still invited to attend the meeting if you choose. Stockholders of record and beneficial holders who wish to attend the 2021 Annual Meeting should follow the directions provided above under “How can I attend and vote at the 2021 Annual Meeting?”

12.	How many votes can be cast by all stockholders?

Each share of ATI Common Stock is entitled to one vote. There is no cumulative voting. We had 127,203,072 shares of Common Stock outstanding and entitled to vote on the record date.

80	ATI 2021 Proxy Statement	Annual Meeting Information 2021 Annual Meeting of Stockholders — Questions and Answers

13.	How many votes must be present to hold the annual meeting?

A majority of the shares entitled to vote as of the record date must be present as part of the virtual meeting or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted as present at the Annual Meeting if you properly cast your vote in person, electronically or telephonically, or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

14.	What shares are included on the proxy or voting instruction card?

The shares indicated on your proxy or voting instruction card represent those shares registered directly in your name and shares held in the Company’s savings or retirement plans. If you do not cast your vote, your shares (except those held in the Company’s savings or retirement plans) will not be voted. See question 16 for an explanation of the voting procedures for shares in the Company’s savings or retirement plans.

15.	What does it mean if I receive more than one proxy or voting instruction card?

If your shares are registered differently and are in more than one account, then you will receive more than one card. Please complete and return all of the proxy or voting instruction cards you receive (or vote by telephone or the Internet all of the shares on each of the proxy or voting instruction cards you receive) in order to ensure that all of your shares are voted.

16.	How are shares that I hold in a company savings or retirement plan voted?

If you hold ATI Common Stock in one of the Company’s savings or retirement plans, then you may tell the plan trustee how to vote the shares of Common Stock allocated to your account. You may either sign and return the voting instruction card provided by the plan trustee or transmit your instructions by telephone or the Internet. If you do not transmit instructions, your plan shares will be voted as the plan administrator directs or as otherwise provided in the plan.

The deadline for voting the shares you hold in the Company’s savings or retirement plans by telephone or the Internet is 11:59 p.m. Eastern Time on May 17, 2021.

17.	Is my vote confidential?

ATI maintains a policy of keeping stockholder votes confidential.

18.	How many votes are required to elect the directors and pass the other proposals?

Item 1: Election of Directors

While directors are elected by a plurality of votes cast, our Bylaws include a director resignation policy. This policy states that in an uncontested election, any director nominee who receives a greater number of votes “WITHHELD” from his or her election, as compared to votes “FOR” such election, must tender his or her resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board regarding any tendered resignation. The Board will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. For a “WITHHOLD” vote, your shares will be counted for purposes of determining whether there is a quorum and will have a similar effect as a vote against that director nominee for purposes of our director resignation policy.

Full details of our director resignation policy are stated in our Bylaws, which are available on our website at ATImetals.com.

Item 2: Advisory vote to approve the 2020 compensation of our named executive officers	Your vote on Item 2 is advisory, which means the result of the vote is non-binding. Although non-binding, the Board and its committees value the opinions of our stockholders and will review and consider the voting result when making future decisions regarding executive compensation.
Item 3: Ratify Ernst & Young as our independent auditor for 2021	Item 3 will be approved if in it receives the affirmative vote of at least a majority of the shares of ATI Common Stock represented at the Annual Meeting and entitled to vote on the matter. If your shares are represented at the Annual Meeting but you abstain from voting on Item 3, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal.

Annual Meeting Information 2021 Annual Meeting of Stockholders — Questions and Answers	ATI 2021 Proxy Statement	81

19.	What if I don’t give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board, or if you return a signed proxy card but do not indicate how you wish to vote, then your shares will be voted:

•	in accordance with the recommendations of the Board on all matters presented in this Proxy Statement; and

•	as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions.

Beneficial Owners. If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. In very limited circumstances, brokers have the discretion to vote on matters deemed to be routine. Under applicable law and the rules of the New York Stock Exchange, brokers generally do not have discretion to vote on most matters, but, if you do not provide voting instructions to your broker, the broker could vote your shares in its discretion with respect to the proposal to ratify the selection of Ernst & Young as our independent auditors for 2021 (Item 3) because that is deemed to be a routine matter. We encourage you to provide instructions to your broker regarding the voting of your shares.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal and are not considered to be shares entitled to vote on non-routine matters. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on Items 1 and 2.

20.	How do I revoke or change my vote?

You may revoke your proxy or change your vote at any time before it is voted at the meeting by:

•	notifying the Corporate Secretary at ATI’s executive office;

•	transmitting a proxy dated later than your prior proxy, either by mail, telephone or Internet; or

•	attending the meeting and voting in person or by proxy (except for shares held in “street name” through a broker, bank or other nominee, or in the Company’s savings or retirement plans).

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

21.	Can I receive the Notice or other proxy materials over the internet?

Stockholders can elect to view future ATI notices and proxy materials over the Internet instead of receiving paper copies in the mail. This saves us the cost of producing and mailing these documents. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you.

•

If you are a stockholder of record and you choose to vote over the Internet, you can choose to receive future materials electronically by following the prompt on the voting page when you vote using the Internet.

•

If you hold your Company stock in street name (such as through a broker, bank or other nominee account), check the information provided by your nominee for instructions on how to elect to view future notices and other materials over the Internet.

Stockholders who choose to view future proxy statements and annual reports over the Internet will receive instructions electronically that contain the Internet address for those materials, as well as voting instructions, approximately six weeks before future meetings, even in cases in which we otherwise mail full printed sets of our proxy materials.

If you enroll to view ATI’s future annual reports and proxy statements electronically and vote over the Internet, then your enrollment will remain in effect for all future stockholders’ meetings unless you cancel it. To cancel, stockholders of record should access computershare.com/investor and follow the instructions to cancel enrollment. You should retain your control number appearing on your enclosed proxy or voting instruction card. If you hold your Company stock in “street name,” check the information provided by your nominee holder for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479.

82	ATI 2021 Proxy Statement	Annual Meeting Information 2021 Annual Meeting of Stockholders — Questions and Answers

22.	What is householding?

The term “householding,” means that we will deliver only one Notice of Internet Availability of Proxy Materials to stockholders of record who share the same address and last name unless we have received contrary instructions from you. This procedure reduces our printing costs and mailing costs and fees. Upon written or oral request, we will promptly deliver a separate annual report and proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.

If you would like to receive a printed copy of the annual report or proxy statement for this meeting or opt out of householding, or if you are a stockholder eligible for householding and would like to participate in householding, please send a request addressed to ATI’s Corporate Secretary at 1000 Six PPG Place, Pittsburgh, PA 15222-5479, or call (412) 394-2800. Many brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

Annual Meeting Information 2022 Annual Meeting and Stockholder Proposals	ATI 2021 Proxy Statement	83

2022 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy relating to the 2022 Annual Meeting of Stockholders must be received no later than December 3, 2021. Stockholder proposals should be sent to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, PA 15222-5479.

If you wish to submit director nominations or other business to be properly brought before an annual meeting, you must give timely notice of your intent to submit a proposal in writing to the Corporate Secretary. For such notices to be timely, notice must be received by the Corporate Secretary not less than 75 days and not more than 90 days before the first anniversary of the date of the preceding year’s annual meeting. For our 2022 Annual Meeting of Stockholders, we must receive any such notice on or after February 19, 2022 and on or before March 6, 2022. The notice must contain certain information specified in the Company’s Certificate of Incorporation and Bylaws.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Committee will evaluate stockholder-recommended candidates on the same basis as other candidates. Stockholder recommendations should be sent to the Corporate Secretary at the address above, who will forward the information to the Committee.

Stockholders may obtain copies of our Certificate of Incorporation and Bylaws by writing to the Corporate Secretary at the address set forth above. Copies of our Certificate of Incorporation and Bylaws have been filed with the SEC and can be viewed on our website, ATImetals.com at “About ATI—Corporate Governance.”

OTHER BUSINESS AND INFORMATION

The Company knows of no business to be presented for consideration at the meeting other than the items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies on your proxy card may vote on such matters at their discretion.

Annual Report on Form 10-K

Copies of ATI’s Annual Report on Form 10-K, without Exhibits, can be obtained free of charge by written request to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479 or by calling (412) 394-2800.

Proxy Solicitation

We pay the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending proxy materials to our beneficial stockholders whose stock is registered in the nominee’s name.

ATI has engaged Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038 to help solicit proxies from brokers, banks and other nominee holders of Common Stock at a cost of $10,000 plus expenses. Our employees may also solicit proxies for no additional compensation.

On behalf of the Board of Directors:

Elliot S. Davis

Corporate Secretary

Dated: April 5, 2021

Design by addison.com

OUR VALUES Integrity We do the right things the right way; it's the cornerstone of our relationships with every stakeholder. Safety & Sustainability We are committed to a Zero Injury Culture, protecting our people and the planet through our products and the way we operate. Accountability We do what we say we are going to do. We set a standard for excellence and hold ourselves and our team accountable for our actions, results and delivering value for our customers. Teamwork & Respect We seek and celebrate diverse views, capabilities and experiences to power our collaborative work environment. Innovation We embrace change and unique perspectives to create sustainable value, acting with urgency and taking calculated risks to learn and continuously improve. Allegheny Technologies Incorporated ATImetals.com ATI and Starburst logo are registered trademarks of ATI Properties, LLC | (C) 2021 ATI.

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Online Go to www.envisionreports.com/ati or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ati

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:												+
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Herbert J. Carlisle	☐	☐	☐	02 - David P. Hess	☐	☐	☐	03 - Marianne Kah	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Advisory vote to approve the 2020 compensation of our named executive officers.	☐	☐	☐	3.	Ratification of the selection of Ernst & Young LLP as independent auditors for 2021.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

3 2 D M	+

03EUFC

2021 Annual Meeting of

Allegheny Technologies Incorporated Stockholders

Thursday, May 20, 2021

11:00 a.m. Eastern Time

Dear Stockholder,

Available on the Internet at http://www.envisionreports.com/ati are materials relating to the Allegheny Technologies Incorporated 2021 Annual Meeting of Stockholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

Your vote is important. Please vote your proxy promptly whether or not you expect to attend the meeting. You may vote by toll-free telephone, by Internet or by signing and returning the proxy card (below) by mail in the enclosed postage-paid envelope.

Elliot S. Davis

Corporate Secretary

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the 2020 Annual Report to Stockholders are available at: www.envisionreports.com/ati

The 2021 Annual Meeting of Stockholders of Allegheny Technologies Incorporated will be held on

Thursday, May 20, 2021 at 11:00 a.m. Eastern Time, virtually via the internet at www.meetingcenter.io/271924418.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is – ATI2021.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ati

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy – Allegheny Technologies Incorporated

Proxy for 2021 Annual Meeting

Solicited on Behalf of the Board of Directors of Allegheny Technologies Incorporated

The undersigned hereby appoints Donald J. Newman, Elliot S. Davis and Amanda J. Skov or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 20, 2021, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 2 and 3 and in their discretion on other matters.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.

(Continued and to be marked, dated and signed, on the other side)

C	Non-Voting Items

Change of Address - Please print new address below.	Comments - Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Annual Meeting.	☐

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:												+
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Herbert J. Carlisle	☐	☐	☐	02 - David P. Hess	☐	☐	☐	03 - Marianne Kah	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Advisory vote to approve the 2020 compensation of our named executive officers	☐	☐	☐	3.	Ratification of the selection of Ernst & Young LLP as independent auditors for 2021.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

1 U P X	+

03EUGC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy – Allegheny Technologies Incorporated

Proxy for 2021 Annual Meeting

Solicited on Behalf of the Board of Directors of Allegheny Technologies Incorporated

The undersigned hereby appoints Donald J. Newman, Elliot S. Davis and Amanda J. Skov or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 20, 2021, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 2 and 3 and in their discretion on other matters.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.

(Continued and to be marked, dated and signed, on the other side)

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 17, 2021.

Online Go to www.envisionreports.com/ati or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ati

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:												+
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Herbert J. Carlisle	☐	☐	☐	02 - David P. Hess	☐	☐	☐	03 -Marianne Kah	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Advisory vote to approve the 2020 compensation of our named executive officers.	☐	☐	☐	3.	Ratification of the selection of Ernst & Young LLP as independent auditors for 2021.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

3 2 D M	+

03EUID

•	The ATI Retirement Plan

•	The ATI 401(k) Savings Plan

As a Plan participant, you have the right to direct Benefit Trust Company how to vote the shares of Allegheny Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, Internet or by completing, signing and returning voting instructions herein by mail. A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by 11:00 a.m., Eastern Time, on May 18, 2021. If the Trustee does not receive your instructions by such date, the Trustee shall vote your shares as the Plan Administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-Plan shares must be voted separately from your Plan shares.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the 2020 Annual Report to Stockholders are available at: www.envisionreports.com/ati

The 2021 Annual Meeting of Stockholders of Allegheny Technologies Incorporated will be held on

Thursday, May 20, 2021 at 11:00 a.m. Eastern Time, virtually via the internet at www.meetingcenter.io/271924418.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is – ATI2021.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ati

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Voting Instruction Card for 2021 Annual Meeting

Allegheny Technologies Incorporated

Solicited on Behalf of the Board of Directors of Allegheny Technologies Incorporated

The undersigned hereby directs Benefit Trust Company to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 20, 2021 and any adjournments or postponements thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

PLAN PARTICIPANTS MAY GIVE DIRECTIONS BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR PARTICIPANTS MAY GIVE DIRECTIONS BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.

C	Non-Voting Items

Change of Address - Please print new address below.	Comments - Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Annual Meeting.	☐